As filed with the Seecurities and Exchange Commission on February 14, 1997

                        Securities Act File No. 33-27352
                    Investment Company Act File No. 811-5780

  ----------------------------------------------------------------

                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM N-1A
  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      X

            Pre-Effective Amendment No.

            Post-Effective Amendment No.  16                   X

  REGISTRATION STATEMENT UNDER THE INVESTMENT
            COMPANY ACT OF 1940                                X

            Amendment No.  19


                       ENDEAVOR SERIES TRUST
         (Exact Name of Registrant as Specified in Charter)

                 2101 East Coast Highway, Suite 300
                  Corona del Mar, California 92625
                ------------------------------------
        (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Are Code: (800) 854-8393
       ------------------------------------------------------------------

                                James R. McInnis
                            -------------------------
                                    President
                              Endeavor Series Trust
      2101 East Coast Highway, Suite 300, Corona del Mar, California 92625
      --------------------------------------------------------------------
                     (Name and Address of Agent for Service)
                     ---------------------------------------

                                   Copies to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
              1025 Connecticut Avenue, N.W. Washington, D.C. 20036
             ------------------------------------------------------

  It is proposed that this filing will become effective:

       immediately upon filing pursuant to paragraph (b) on ____________ pursuant to paragraph (b) 60 days after filing pursuant to paragraph
       (a)(1) on ____________ pursuant to paragraph (a)(1)
   X 75 days after filing pursuant to paragraph (a)(2) on pursuant to paragraph (a)(2) of Rule 485 This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
  -----------------------------------------

  The Registrant has previously filed a declaration of indefinite registration of shares of beneficial interest of its TCW Money Market Portfolio (formerly, Money Market Portfolio), TCW Managed Asset Allocation Portfolio (formerly, Managed Asset Allocation Portfolio), T. Rowe Price International Stock Portfolio (formerly, Global Growth Portfolio), Value Equity Portfolio (formerly, Quest for Value Equity Portfolio), Value Small Cap Portfolio
  (formerly, Quest for Value Small Cap Portfolio), Dreyfus U.S. Govern Securities Portfolio (formerly, U.S. Government Securities Portfolio), T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, Opportunity Value Portfolio and Enhanced Index Portfolio pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, (the "1940 Act"). Registrant's Rule 24f-2 Notice, on behalf of its TCW Money Market Portfolio, TCW Managed Asset Allocation Portfolio, T. Rowe Price International Stock Portfolio, Value Equity Portfolio, Value Small Cap Portfolio, Dreyfus U.S. Government Securities Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, Opportunity Value Portfolio and Enhanced Index Portfolio for the fiscal year ended December 31, 1996 is expected to be filed on or about February 28, 1996.

                       ENDEAVOR SERIES TRUST

                       Cross Reference Sheet

                      Pursuant to Rule 495(a)


  Part A

  Item    Registration Statement
   No.          Caption               Caption in Prospectus

   1.     Cover Page                  Cover Page

   2.     Synopsis                    Not Applicable

   3.     Condensed Financial
          Information                 Financial Highlights

   4.     General Description
          of Registrant               Cover Page; The Fund;
                                      Investment Objectives and
                                      Policies

   5.     Management of the Fund      The Fund; Management of
                                      the Fund; Additional
                                      Information

  5A.     Management's Discussion
          of Fund Performance         Not Applicable

   6.     Capital Stock and Other
          Securities                  The Fund; Dividends,
                                      Distributions and Taxes;
                                      Organization and
                                      Capitalization of the
                                      Fund; Additional
                                      Information

   7.     Purchase of Securities
          Being Offered               Sale and Redemption of
                                      Shares

   8.     Redemption or Repurchase    Sale and Redemption of
                                      Shares

   9.     Pending Legal Proceedings   Not Applicable

  PART B


  Item    Registration Statement      Caption in Statement
   No.           Caption              of Additional Information

  10.     Cover Page                  Cover Page

  11.     Table of Contents           Table of Contents

  12.     General Information and
          History                     Organization and
                                      Capitalization of the Fund

  13.     Investment Objectives and
          Policies                    Investment Objectives and
                                      Policies

  14.     Management of the Fund      Management of the Fund

  15.     Control Persons and
          Principal Holders of
          Securities                  Management of the Fund

  16.     Investment Advisory and
          Other Services              Management of the Fund

  17.     Brokerage Allocation and
          Other Practices             Portfolio Transactions


  18.     Capital Stock and Other
          Securities                  Organization and
                                      Capitalization of the Fund

  19.     Purchase, Redemption and
          Pricing of Securities
          Being Offered               Net Asset Value;
                                      Redemption of Shares

  20.     Tax Status                  Taxes

  21.     Underwriters                Management of the Fund

  22.     Calculation of
          Performance Data            Performance Information

  23.     Financial Statements        Financial Statements

  PART C

            The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment.

  Prospectus



                       ENDEAVOR SERIES TRUST


       Endeavor Series Trust (the "Fund") is a diversified, open-end management investment company, that offers a selection of managed investment portfolios, each with its own investment objective designed to meet different investment goals. There can be no assurance that these investment objectives will be achieved.

       This Prospectus describes the following ten portfolios currently offered by the Fund (the "Portfolios").

       *    TCW Money Market Portfolio
       *    TCW Managed Asset Allocation Portfolio
       *    T. Rowe Price International Stock Portfolio
       *    Value Equity Portfolio
       *    Dreyfus Small Cap Valluue Portfolio
       *    Dreyfus U.S. Government Securities Portfolio
       *    T. Rowe Price Equity Income Portfolio
       *    T. Rowe Price Growth Stock Portfolio
       *    Opportunity Value Portfolio


       *    Enhanced Index Portfolio

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated May 1, 1997 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Fund at the address or telephone number set forth on the back cover of this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus.


  The date of this Prospectus is May 1, 1997.

                              THE FUND


       Endeavor Series Trust is a diversified, open-end management investment company that offers a selection of managed investment portfolios. Each portfolio constitutes a separate mutual fund with its own investment objective and policies. The Fund currently issues shares of ten portfolios. The Trustees of the Fund may establish additional portfolios at any time.

       Shares of the Portfolios are issued and redeemed at their net asset value without a sales load and currently are offered only to various separate accounts of PFL Life Insurance Company and certain of its affiliates ("PFL") to fund various insurance contracts, including variable life insurance policies (whether scheduled premium, flexible premium or single premium policies) or variable annuity contracts. These insurance contracts are hereinafter referred to as the "Contracts." The rights of PFL as the record holder for a separate account of shares of the Portfolios are different from the rights of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to PFL and not to any Contract owner.

       The structure of the Fund permits Contract owners, within the limitations described in the appropriate Contract, to allocate the amounts held by PFL under the Contracts for investment in the various portfolios of the Fund. See the prospectus and other material accompanying this Prospectus for a description of the Contracts, which portfolios of the Fund are available to Contract owners, and the relationship between increases or decreases in the net asset value of shares of the portfolios (and any dividends and distributions on such shares) and the benefits provided under the Contracts.

       It is conceivable that in the future it may be disadvantageous for scheduled premium variable life insurance separate accounts, flexible and single premium variable life insurance separate accounts, and variable annuity separate accounts to invest simultaneously in the Fund due to tax or other considerations. The Trustees of the Fund intend to monitor events for the existence of any irreconcilable material conflict between or among such accounts, and PFL will take whatever remedial action may be necessary.

  Investment Objectives

       The Investment objectives of the Portfolios are as follows:

       TCW Money Market Portfolio (formerly, Money Market Portfolio) - seeks current income, preservation of capital and maintenance of liquidity through investment in short-term money market securities. The Portfolio's shares are neither insured by nor guaranteed by the U.S. government. The Portfolio seeks to maintain a constant net asset value of

  $1.00 per share although no assurances can be given that such constant net asset value will be maintained.

       TCW  Managed  Asset  Allocation   Portfolio   (formerly,   Managed  Asset
  Allocation Portfolio) - seeks high total return through a managed asset allocation portfolio of equity, fixed income and money market securities.

       T. Rowe Price International Stock Portfolio - seeks long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

       Value Equity Portfolio (formerly, Quest for Value Equity Portfolio) - seeks long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

       Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio) - seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

       Dreyfus U.S. Government Securities Portfolio (formerly, U.S. Government Securities Portfolio) - seeks as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 65% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       T. Rowe Price Equity Income Portfolio - seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

       T. Rowe Price Growth Stock Portfolio - seeks long-term growth of capital and to increase dividend income through investment primarily in common stocks of well-established growth companies.

       Opportunity Value Portfolio - seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages which will vary based upon the Portfolio Adviser's assessment of relative values.

       Enhanced Index Portfolio - seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index") while maintaining a volatility of return similar to the S&P 500
  Index.

                        FINANCIAL HIGHLIGHTS


       The following tables are based on a Portfolio share outstanding throughout each period and should be read in conjunction with the financial statements and related that also appear in the Fund's Annual Report dated December 31, 1996 which is incorporated by reference into the Statement of Additional Information. The financial statements contained in the Fund's Annual Report have been audited by Ernst & Young LLP, independent auditors, whose report appears in the Annual Report. Additional information concerning the performance of the Fund is included in the Annual Report which may be obtained without charge by writing the Fund at the address on the back cover of this Prospectus.

  TCW MONEY MARKET PORTFOLIO*



                    Year          Year        Year
                    Ended         Ended       Ended
                    12/31/96      12/31/95    12/31/94
   Operating
   Performance:


   Net asset
   value,
   beginning of
   period           $1.00         $1.00       $1.00

   Net investment
   income#          0.0479        0.0540      0.0337

   Distributions:


   Dividends frrom
   net investment
   incomee           (00.0479)      ((0.0540)    (0.0336)


   Distributions
   from nneet
   realized
   capital gains     ---          -----       (0.0001)


   Total
   distributions    (0.0479)      (0.0540)    (0.0337)

   Net asset
   value, end of
   period           $1.00         $1.00       $1.00


   Total return++   4.91%         5.54%       3.41%

   Ratios to average net assets/supple- mental data:


   Net assets,
   end of period
   (in 000's)       $41,545       $27,551     $20,766

   Ratio of net
   investment
   income to
   average net
   assets           4.81%         5.37%       3.58%

   Ratio of
   operating
   expenses to
   average net
   assets**         0.60%         0.60%       0.85%

                       ======================



                    Year          Year        Period
                    Ended         Ended       Ended
                    12/31/93      12/31/92    12/31/91*

   Operating
   Performance:

   Net asset
   value,
   beginning of
   period           $1.00         $1.00       $1.00


   Net investment
   income#          0.0218        0.0287      0.0377


   Distributions:


   Dividends from
   net investment
   income           (0.0218)      (0.0287)    (0.0377)

   Distributions
   from net
   realized
   capital gains    -----         -----       -----


   Total
   distributions    (0.0218)      (0.0287)    (0.0377)


   Net asset
   value, end of
   period           $1.00         $1.00       $1.00

   Total return++   2.19%         2.90%       3.84%

   Ratios to average net assets/supple- mental data:


   Net assets,
   end of period
   (in 000's)       $12,836       $4,527      $1,907


   Ratio of net
   investment
   income to
   average net
   assets           2.19%         2.84%       5.02%+

   Ratio of
   operating
   expenses to
   average net
   assets**         0.99%         0.91%       0.00%+

  ------------------

  * Effective May 1, 1996, the name of the Money Market Portfolio was changed to TCW Money Market Portfolio. The Portfolio commenced operations on April 8, 1991.

  ** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the years ended December 31, 1993, December 31, 1992 and the period ended December 31, 1991 were 1.23%, 2.37% and 8.48%, respectively. + Annualized.

  ++ Total return represents the aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

  # Net investment income/(loss) before fees waived and/or reimbursement of expenses by investment manager for the years ended December 31, 1993, December 31, 1992 and the period ended December 31, 1991 were $0.0195, $0.0140 and $(0.0259), respectively.

  TCW MANAGED ASSET ALLOCATION PORTFOLIO*




                    Year           Year        Year
                    Ended          Ended       Ended
                    12/31/96       12/31/95    12/31/94+++

   Operating
   Performance:


   Net asset
   value,
   beginning of
   period           $16.28         $13.48      $14.30


   Net investment
   income#          0.27           0.33        0.28

   Net realized
   and unrealized
   gain/(loss) on
   investments      2.61           2.72        (1.03)


   Net increase/
   (decrease) in
   net assets
   from
   investment
   operations       2.88           3.05        (0.75)


   Distributions:


   Dividends from
   net investment
   income           (0.32)         (0.25)      (0.07)

   Net asset
   value, end of
   period           $18.84         $16.28      $13.48


   Total Return++   17.82%         22.91%      (5.28)%

   Ratios to
   average net
   assets/
   supplemental
   data:

   Net assets,
   end of period
   (in 000's)       $240,210       $198,876    $172,449


   Ratio of net
   investment
   income to
   average net
   assets           1.59%          2.12%       2.03%


   Ratio of
   operating
   expenses to
   average net
   assets**         0.85%%         0.84%       0.90%

   Portfolio
   turnover rate    58%            93%         67%


   Average
   commission   rate (per
   share of
   security) (a)    $0.0041        ---         ---

                ====================================




                    Year           Year          Period
                    Ended          Ended         Ended
                    12/31/93+++    12/31/92+++   12/31/91*

   Operating
   Performance:

   Net asset
   value,
   beginning of
   period           $12.31         $11.37        $10.00


   Net investment
   income#          0.23           0.24          0.10

   Net realized
   and unrealized
   gain/(loss) on
   investments      1.84           0.77          1.27

   Net increase/
   (decrease) in
   net assets
   from
   investment
   operations       2.07           1.01          1.37


   Dividends from
   net investment
   income           (0.08)         (0.07)        ---


   Net asset
   value, end of
   period           $14.30         $12.31        $11.37

   Total Return++   16.79%         9.01%         13.70%


   Ratios to
   average net
   assets/
   supplemental
   data:


   Net assets,
   end of period
   (in 000's)       $96,657        $14,055       $4,247


   Ratio of net
   investment
   income to
   average net
   assets           1.71%          2.11%         4.54%+

   Ratio of
   operating
   expenses to
   average net
   assets**         1.12%          1.18%         0.00%+


   Portfolio
   turnover rate    67%            50%           61%

   Average
   commission
   rate (per
   share of
   security) (a)    ---            ---           ---

  ---------------
  * Effective May 1, 1996, the name of the Managed Asset Allocation Portfolio was changed to TCW Managed Asset Allocation Portfolio. The Portfolio commenced operations on April 8, 1991.

  ** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 1.73% and 5.18%, respectively.

  +    Annualized.

  ++ Total return represents aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

  +++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method does not accord with results of operations.

  # Net investment income/(loss) before fees waived and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were $0.18 and $(0.01), respectively.

  (a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO*



                     Year              Year          Year
                     Ended             Ended         Ended
                     12/31/96+++       12/31/95##    12/31/94

   Operating
   Performance:


   Net asset value,
   beginning of
   period            $12.19            $11.31        $11.99


   Net investment
   income/(loss)#    0.09              0.09          (0.02)

   Net realized and
   unrealized
   gain/(loss) on
   invesstments       1.76               1.06           (0.66))


   Net increase/
   (decrease) in
   net assets from
   investment
   operations        1.85               1.15           (0.68)


    Dissttributions:


   Dividends from
   net investment
   income            (0.09)            ---           ---

   Distributions
   from net
   realized gains    (0.00)***         (0.27)        ---


   Total
   Distributions     (0.09)            (0.27)        ---


   Net asset value,
   end of period     $13.95            $12.19        $11.31


   Total return++    15.23%            10.37%        (5.67)%

   Ratios to
   average net
   assets/
   supplemental
   data:

   Net assets, end
   of period (in
   000's)            $134,435          $92,352       $84,102


   Ratio of net
   investment
   income/(loss) to
   average net
   assets            0.73%             0.81%         (0.16%)


   Ratio of
   operating
   expenses to
   average net
   assets**          1.18%             1.15%         1.16%

   Portfolio
   turnover rate     11%               111%          88%


   Average
   commission rate   (per share of
   security) (a)     $0.0024           ---           ---

                  ===============================


                     Year            Year          Period
                     Ended           Ended         Ended
                     12/31/93+++     12/31/92+++   12/31/91*

   Operating
   Performance:

   Net asset value,
   beginning of
   period            $10.12          $10.52        $10.00


   Net investment
   income/(loss)#    (0.04)          0.00***       0.06

   Net realized and
   unrealized
   gain/(loss) on
   investments       1.91            (0.38)        0.46

   Net increase/
   (decrease) in
   net assets from
   investment
   operations        1.87            (0.38)        0.52


   Distributions:


   Dividends from
   net investment
   income            ---             (0.02)        ---

   Distributions
   from net
   realized gains    ---             ---           ---


   Total
   Distributions     ---             (0.02)        ---


   Net asset value,
   end of period     $11.99          $10.12        $10.52


   Total return++    18.48%          (3.61)%       5.20%

   Ratios to
   average net
   assets/
   supplemental
   data:


   Net assets, end
   of period (in
   000's)            $52,777         $6,305        $3,200


   Ratio of net
   investment
   income/(loss) to
   average net
   assets            (0.31%)         0.01%         3.18%+

   Ratio of
   operating
   expenses to
   average net
   assets**          1.52%           1.43%         0.00%+

   Portfolio
   turnover rate     37%             34%           0%


   Average
   commission rate
   (per share of
   security) (a)     ---             ---           ---

  -----------------
  * Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., in non-U.S. companies). The Portfolio commenced operations on April 8, 1991.

  ** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 2.10% and 6.83%, respectively.

  ***  Amount represents less than $0.01 per share.

  +    Annualized.

  ++ Total return represents aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

  +++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method does not accord with results of operations.

  # Net investment loss before fees waived and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were $(0.07) and $(0.07), respectively.

  ##   Rowe Price-Fleming International, Inc. became the
       Portfolio's Adviser effective January 3, 1995.

  (a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

  VALUE EQUITY PORTFOLIO*


                      Year            Year        Year       Period
                      Ended           Ended       Ended      Ended
                      12/31/96+++     12/31/95    12/31/94   12/31/93*+++

   Operating
   Performance:


   Net asset value,
   beginning of
   period             $14.23          $10.69      $10.28     $10.00


   Net investment
   income#            0.20            0.15        0.09       0.05

   Net realized and
   unrealized gain
   on investments     3.15            3.52        0.33       0.23


   Net increase in
   net assets from
   investment
   operations         3.35            3.67        0.42       0.28


   Distributions:


   Dividends from
   net investment
   income             (0.13)          (0.09)      (0.01)     ---

   Distributions
   from net
   realized gains     (0.24)          (0.04)      ---        ---


   Total
   distributions      (0.37)          (0.13)      (0.01)     ---


   Net asset value,
   end of period      $17.21          $14.23      $10.69     $10.28


   Total return++     23.84%          34.59%      4.09%      2.80%

   Ratios to
   average net
   assets/
   supplemental
   data:

   Net assets, end
   of period (in
   000's)             $127,927        $68,630     $32,776    $11,178


   Ratio of net
   investment
   income to
   average net
   assets             1.29%           1.56%       1.31%      0.84%+


   Ratio of
   operating
   expenses to
   average net assets**       0.91%           0.86%       1.02%      1.30%+

   Portfolio
   turnover rate      27%             28%         56%        1%


   Average
   commission rate
   (per share of
   security)(a)       $0.0569         ---         ---        ---

  -----------------------
  * Effective May 1, 1996, the name of the Quest for Value Equity Portfolio was changed to Value Equity Portfolio. The Portfolio commenced operations on May 27, 1993.

  ** Annualized expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.

  +    Annualized.

  ++ Total return represents aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

  +++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.

  # Net investment income before fees waived by investment manager for the period ended December 31, 1993 was $0.00.

  (a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

  DREYFUS SMALL CAP VALUE PORTFOLIO*



                   Year             Year       Year         Year
                   Ended            Ended      Ended        Ended
                   12/31/96+++##    12/31/95   12/31/94+++  12/31/93*+++
   Operating
   Performance:


   Net asset
   value,
   beginning of
   period          $12.22           $10.98     $11.18       $10.00


   Net investment
   income#         0.12             0.15        0.10            00.22

   Net realized
   and unrealizedd
   gain/(loss) on
   investments     2..995             1.36       (0.30)       0.96


   Net increase/
   (deccrease) in
   net assets
   from
   invessttmentt
   operations      3.07             1.51       (0.20)       1.18


   Distributions:


   Dividends from
   net investment
   income          (0.14)           (0.10)     ---          ---

   Distributions
   from net
   realized gains  (0.46)           (0.17)     ---          ---


   Total
   distributions   (0.60)           (0.27)     ---          ---


   Net asset
   value, end of
   period          $14.69           $12.22     $10.98       $11.18


   Total return++  25.63%           14.05%     (1.79)%      11.80%

   Ratios to
   average net
   assets/
   supplemental
   data:

   Net assets,
   end of period
   (in 000's)      $85,803          $52,597    $35,966      $12,699


   Ratio of net
   investment
   income to
   average net
   assets          0.95%            1.56%      0.89%        3.98%+


   Ratio of
   operating
   expenses to
   average net
   assets**        0.92%            0.87%      1.03%        1.30%+

   Portfolio
   turnover rate   171%             75%        77%          41%


   Average
   commission
   rate (per
   share of
   security) (a)   $0.0539          ---        ---          ---

  -----------------------
  * Effective October 29, 1996, the name of the Value Small Cap Portfolio was changed to Dreyfus Small Cap Value Portfolio. On May 1, 1996, the name of the Quest for Value Small Cap Portfolio was changed to Value Small Cap Portfolio. The Portfolio commenced operations on May 4, 1993.

  ** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.

  +    Annualized.

  ++ Total return represents aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

  +++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations
  # Net investment income before fees waived by investment manager for the period ended December 31, 1993 was $0.18.

  ##   The  Dreyfus   Corporation  became  the  Portfolio's   Adviser  effective
       September 16, 1996.

  (a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO*



                              Year              Year        Period
                              Ended             Ended       Ended
                              12/31/96+++       12/31/95    12/31/94*+++
   Operating performance:


   Net asset value,
   beginning of period        $11.39            $9.96       $10.00


   Net investment income#     0.62              0.30        0.24

   Net realized and
   unrealized gain/(loss)
   on investments             (0.44)            1.25        (0.28)


   Net increase/(decrease)
   in net assets resulting
   from investment
   operations                 0.18              1.55        (0.04)


   Distributions:


   Dividends from net
   investment income          (0.22)            (0.12)      ---

   Distributions from net
   realized gains             (0.12)            ---         ---


   Total distributions        (0.34)            0.12)       ---


   Net asset value, end of
   period                     $11.23            $11.39      $9.96


   Total return++             1.81%             15.64%      (0.40)%

   Ratios to average net
   assets/supplemental
   data:


   Net assets, end of
   period (in 000's)          $24,727           $12,718     $3,505


   Ratio of net investment
   income to average net
   assets                     5.68%             5.58%       4.14%+

   Ratio of operating
   expenses to average net
   assets**                   0.82%             0.84%       0.78%+


   Portfolio turnover rate    222%              161%        100%

  ------------------------
  *    Effective May 1, 1996, the name of the U.S. Government
       Securities Portfolio was changed to Dreyfus U.S.
       Government Securities Portfolio. The Portfolio commenced operations on May 13, 1994.

  **   Annualized   operating   expense   ratio   before   waiver  of  fees  and
       reimbursement of expenses by investment manager for the period ended December 31, 1994 was 1.83%.

  +    Annualized.

  ++ Total return represents aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

  +++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.

  # Net investment income before fees waived and reimbursement of expenses by investment manager for the period ended December 31, 1994 was $0.18.

  T. ROWE PRICE EQUITY INCOME PORTFOLIO



                            Year              Year
                            Ended             Ended
                            12/31/96+++       12/31/95*+++

   Operating performance:


   Net asset value,
   beginning of year        $13.05            $10.00


   Net investment income    0.41              0.34

   Net realized and
   unrealized gain on
   investments              2.17              2.71


   Net increase in net
   assets resulting from
   investment operations    2.58              3.05


   Distributions:


   Dividends from net
   investment income        (0.10)            ---

   Distribution from net
   realized gains           (0.04)            ---


   Total distributions                        ---


   Net asset value, end
   of year                  $15.49            $13.05


   Total return++           19.88%            30.50%

   Ratios to average net
   assets/supplemental
   data:


   Net assets, end of
   year (in 000's)          $78,251           $21,910

   Ratio of net
   investment income to
   average net assets       2.89%             3.24%+

   Ratio of operating
   expenses to average
   net assets               0.96%             1.15%+


   Portfolio turnover
   rate                     19%               16%


   Average commission
   rate (per share of
   security) (a)            $0.0396           ---

  --------------------------
  *    The Portfolio commenced operations on January 3, 1995.

  +    Annualized.

  ++ Total return represents aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

  +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.

  (a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

  T. ROWE PRICE GROWTH STOCK PORTFOLIO



                           Year              Year
                           Ended             Ended
                           12/31/96+++       12/31/95*+++

   Operating performance:


   Net asset value,
   beginning of year       $13.72             $$10.00


   Net investment income   0.11               0.08

   Net realized and
     unrealized gain on
   investments             2.71              3.64


   Net increase in net
   assets reesulting from
   investment operations   2.82              3.72


   Distributions:


   Dividends from net
   investment income       (0.01)            ---

   Distributions from net
   realized gains          (0.24)            ---


   Total distributions     (0.25)            ---


   Net asset value, end
   of year                 $16.29            $13.72


   Total return++          20.77%            37.20%

   Ratios to average net
   assets/supplemental
   data:


   Net assets, end of
   year (in 000's)         $59,732           $21,651

   Ratio of net   investment income to
   average net assets      0.75%             0.69%+

   Ratio of operating
   expenses to average
   net assets              1.01%             1.26%+


   Portfolio turnover      44%               64%
   rate


   Average commission
   rate (per share of
   security) (a)           $0.0385           ---

  --------------------
  *    The Portfolio commenced operations on January 3, 1995.

  +    Annualized.

  ++ Total return represents aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

  +++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations

  (a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

  OPPORTUNITY VALUE PORTFOLIO



                                     Period
                                      Ended
                                    12/31/96*

   Operating performance:


   Net asset value,
   beginning of year                $10.00


   Net investment loss#             0.00##

   Net realized and
   unrealized gain on
   investments                      0.06


   Net increase in net
   assets resulting from
   investment operations            0.06


   Net asset value, end
   of year                          $10.06


   Total return++                   0.60%

   Ratios to average net
   assets/supplemental
   data:


   Net assets, end of
   year (in 000's)                  $701


   Ratio of net
   investment loss to
   average net assets               (0.99)%+


   Ratio of operating
   expenses to average              1.18%+
   net assets**

   Portfolio turnover
   rate                             0%

   Average commission
   rate (per share of
   security) (a)
                                    $0.0600

  -----------------

  *    The Portfolio commenced operations on November 15, 1996.


  **   Annualized  operating  expense  ratio  before   waiver/reimbursement   by
       investment manager for the period ended December 31, 1996 was 12.69%.


  +    Annualized.


  ++ Total return represents aggregate total return for the period indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.


  # Net investment loss before waiver/reimbursement of expenses by investment manager for the period ended December 31, 1996 was ($0.04).


  ##   Amount represents less than $(0.01) per share.


  (a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                        --------------------


       Endeavor Investment Advisers (the "Manager") has agreed, until terminated by the Manager, to assume expenses of the Portfolios that exceed the rates stated below. This has the effect of lowering each Portfolio's expense ratio and of increasing returns otherwise available to investors at the time such amounts are assumed. While this arrangement is in effect, the Manager pays all expenses of the Portfolios to the extent they exceed the following percentages of a Portfolio's average net assets: TCW Money Market - .99%, TCW Managed Asset Allocation - 1.25%, T. Rowe Price International Stock - 1.53%, Value Equity - 1.30%, Dreyfus Small Cap Value -1.30%, Dreyfus U.S. Government Securities - 1.00%, T. Rowe Price Equity Income - 1.30%, T. Rowe Price Growth Stock - 1.30%, Opportunity Value - 1.30% and Enhanced Index - 1.30%.


       The offering of shares of the Enhanced Index Portfolio is expected to commence on or about the date of this Prospectus. Accordingly, no financial highlight data is available for shares of this Portfolio.

                 INVESTMENT OBJECTIVES AND POLICIES

       The following is a brief description of the investment objectives and policies of the Portfolios. The investment objective and the policies of each Portfolio other than those listed under the caption "Investment Restrictions" in the Statement of Additional Information are not fundamental policies and may be changed by the Trustees of the Fund without the approval of shareholders. Certain portfolio investments and techniques discussed below are described in greater detail in the Statement of Additional Information. Due to the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

  TCW Money Market Portfolio

       The investment objective of the TCW Money Market Portfolio is to provide current income, preservation of capital and liquidity through investment in short-term money market securities.

       The Portfolio seeks to maintain a constant net asset value of $1.00 per share. If the Trustees believe that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to shareholders, they will take such steps as they consider appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity, shortening the average maturity of the Portfolio, withholding or reducing dividends, redeeming shares in kind, reducing the number of the Portfolio's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

       The Portfolio expects to invest in the following types of money market securities:

       * securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities ("U.S. government securities");

       * certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by bank holding companies in the United States and their subsidiaries;

       * U.S. dollar denominated obligations ("Eurodollar obligations") of bank holding companies in the United States, their subsidiaries and their foreign branches or of the International Bank for Reconstruction and Development (also known as the World Bank);

       * commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by U.S. and foreign corporations; and

       *    repurchase agreements (see "Investment Strategies").

       Investment Criteria. With respect to investments in money market securities, in accordance with applicable regulations of the Securities and Exchange Commission, the Portfolio will:

    ~ invest only in high quality money market instruments that present minimal credit risks;

    ~ invest only in money market instruments with remaining or implied maturities of thirteen months or less; and

    ~  maintain  an  average  dollar   weighted   maturity  of  the  Portfolio's
       investments of 90 days or less.


       The Portfolio will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by nationally recognized statistical rating organizations ("NRSROs") such as "A-1" by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's"), or if not rated, determined to be of comparable quality by the Portfolio's Adviser (as hereinafter defined); provided, that up to 5% of the Portfolio's total assets may be invested in instruments assigned the second highest quality ratings such as "A-2" or "Prime-2", or if not rated, determined to be of comparable quality by the Portfolio's Adviser. For a description of the NRSROs and their ratings, see the Appendix attached to the Statement of Additional Information.


       The Portfolio may not invest in the securities of any one issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided, that this limitation does not apply to U.S. government securities or to repurchase agreements secured by such securities and that with respect to 25% of the Portfolio's total assets more than 5% may be invested in securities of any one issuer for three business days after the purchase thereof if the securities have been assigned the highest quality ratings by NRSROs, or if not rated, have been determined to be of comparable quality by the Portfolio's Adviser. With respect to U.S. government securities, the Portfolio will not invest more than 55% of its assets in securities issued or guaranteed by the U.S. Treasury or any single U.S.
  government  agency or  instrumentality.  See "Investment  Restrictions" in the
  Statement of Additional Information for a further description of the Portfolio's investment criteria.

       U.S. Government Securities. Securities issued or
  guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and instrumentalities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Small Business Administration), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

       Other Money Market Securities. Other money market securities in which the Portfolio may invest include U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the United States, their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

       Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed but unpaid commitments of its member countries. There can be no assurance that these commitments will be undertaken or complied with in the future.

       The other money market securities in which the Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations the Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that the Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the Portfolio will be regarded as illiquid.

       Other money market securities in which the Portfolio may invest also include bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security. See "Investment Restrictions" in the Statement of Additional Information.

       Foreign  Securities.  The  Portfolio  may  invest  up to 10% of its total assets in the securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because the
  Portfolio may invest in foreign securities, investment in the Portfolio involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include adverse future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the Portfolio. There may also be less publicly available information about a foreign issuer than about a domestic issuer and foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

       The  Portfolio  may  employ  certain  investment   strategies  which  are
  described under the caption "Investment Strategies" below and in the Statement of Additional Information.

  TCW Managed Asset Allocation Portfolio

       The investment objective of the TCW Managed Asset Allocation Portfolio is to provide high total return through a managed asset allocation portfolio of equity, fixed income and money market securities. The Portfolio seeks to achieve its objective by investing primarily in securities issued by United States companies.


       The composition of the Portfolio's investments will be based on the determination by the Portfolio's Adviser of the appropriate weighting for each asset class and will be adjusted periodically. In making adjustments to the asset allocation, the Portfolio's Adviser will use its asset allocation model and will integrate its view of the expected returns for each asset class, conditions in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions.

       The asset class weightings may theoretically range from 0% to 100%, although the Portfolio's Adviser expects these extremes to be reached rarely, if at all, for any class. The Portfolio will be "rebalanced" or checked for possible reallocation monthly or more often if market conditions demand.

       The equity portion of the Portfolio will be invested in a diversified selection of equity securities of established companies in sound financial condition. The equity securities in which the Portfolio will be invested may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks and warrants. The Portfolio's Adviser will strive to achieve total returns from dividends and capital gains in excess of those from broadly-based stock market indices, but will not incur excessive risk of loss to do so.

       The fixed income portion of the Portfolio will be invested in taxable securities including securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, collateralized mortgage obligations that are issued or guaranteed by the U.S. government or its agencies or instrumentalities or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality and high grade corporate and mortgage-backed bonds with maturities typically ranging from 2 to 30 years. The weighted average maturity of such investments will generally range from 3 to 10 years and securities will, at time of purchase, have ratings within the four highest rating categories established by Moody's, Standard & Poor's, or a similar NRSRO or if not rated, be of comparable quality as determined by the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic or business conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

       Mortgage-backed bonds have yield and maturity characteristics corresponding to the underlying mortgage loans. Thus, for example, unlike other bonds, which pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on mortgage-backed bonds include both interest and a partial repayment of principal. Fluctuating prepayments of principal may result from the refinancing or foreclosure of the underlying mortgage loans. Although maturities of the underlying mortgage loans range up to 30 years, such prepayments may shorten the effective maturities. Because of the prepayment feature, mortgage-backed bonds may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest repayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, mortgage-backed bonds may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

       Foreign Securities. The Portfolio may invest up to 10% of its total assets in equity securities (payable in U.S. dollars) of foreign issuers in developed countries. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves investment risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Such risks may include adverse future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the Portfolio. There may also be less publicly available information about a foreign issuer than about a domestic issuer and foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

       The cash portion of the Portfolio will be invested in the same portfolio securities that are eligible for investment by the TCW Money Market Portfolio described above. The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

  T. Rowe Price International Stock Portfolio

       The T. Rowe Price International Stock Portfolio was formerly known as the Global Growth Portfolio. Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio and the Portfolio's investment objective was changed from seeking long-term capital appreciation through a policy of investing in small capitalization common stocks and their convertible equivalents on a global basis to the investment objective and policies set forth below.

       The investment objective of the T. Rowe Price International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

       Over the last 30 years, many foreign economies have grown faster than the United States' economy, and the return from equity investments in these countries has often exceeded the return on similar investments in the United States. Moreover, there has normally been a wide and largely unrelated variation in performance between international equity markets over this period. Although there can be no assurance that these conditions will continue, the Portfolio's Adviser, within the framework of diversification, seeks to identify and invest in companies participating in the faster growing foreign economies and markets. The Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and an opportunity to achieve investment diversification.

       The Adviser intends to invest substantially all of the Portfolio's assets outside the United States and diversify investments broadly among countries throughout the world developed, newly industrialized and emerging - by having at least five different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Europe as well as South Africa, Australia, Canada, and other areas (including developing countries). Further, not more than 20% of the Portfolio's net asset value will be invested in securities of issuers located in any one country with the exception of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany (where the investment limitation is 35%). In addition, the Adviser will consider factors applicable to United States investors in making investment decisions for the Portfolio.

       In seeking its objective, the Portfolio invests primarily in common stocks of established foreign companies which have, in the Adviser's opinion, the potential for growth of capital. However, the Portfolio may also invest in a variety of other equity related securities such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program. The Portfolio may also invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these funds is subject to the provisions of the Investment Company Act of 1940 (the "1940 Act"). If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium of their net asset value. Under normal conditions, the Portfolio's investments in securities other than common stocks is limited to no more than 35% of its total assets.

       In determining the appropriate distribution of investments among various countries and geographic regions, the Portfolio's Adviser ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

       In analyzing companies for investment, the Adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase. It is expected that the Portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

       In the event that future economic or financial conditions abroad adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities, investment-grade debt obligations of U.S. companies and high quality (within the two highest rating categories assigned by a NRSRO) short-term debt securities (with remaining maturities of one year or less) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

       The international objectives of the Portfolio allow investors an opportunity to achieve potentially higher returns, reflecting participation in countries and economies with higher growth rates than those available domestically. However, foreign investments involve certain risks that are not present in domestic securities. Because the Portfolio intends to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income. In addition, although a portion of the Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

       The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

       There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

       Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international funds are usually somewhat higher than those of typical domestic stock funds.

       In addition, the economies, markets and political structures of a number of the countries in which the Portfolio can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

       Certain portfolio countries have histories of instability and upheaval (Latin America) and internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Any such actions, for example, nationalizing an industry or company, could have a severe and adverse effect on security prices and impair the Portfolio's ability to repatriate capital or income. The Portfolio's Adviser will not invest the Portfolio's assets in countries where it believes such events are likely to occur.

       Income received by the Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Portfolio's Adviser will attempt to minimize such taxes by timing of transactions and other strategies, but there can be no assurance that such efforts will be successful. Any such taxes paid by the Portfolio will reduce its net income available for distribution to shareholders.

       The  Portfolio  may  employ  certain  investment   strategies  which  are
  discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

  Value Equity Portfolio

       The investment objective of the Value Equity Portfolio is long-term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio's Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

       It is the Portfolio Adviser's intention to invest in securities which in its opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship.

       Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in common stocks or securities convertible into common stocks. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges or traded in the domestic over-the-counter market and foreign securities that are listed on a domestic or foreign securities exchange, traded in the domestic or foreign over-the-counter markets or represented by American Depositary Receipts.

       In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality short-term debt securities (with remaining maturities of one year or less) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

       The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

       It is the present intention of the Portfolio's Adviser to invest no more than 5% of the Portfolio's net assets in bonds rated below Baa3 by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"). In the event that the Portfolio's Adviser intends in the future to invest more than 5% of the Portfolio's net assets in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment Objective and Policies - Lower Rated Bonds" in the Statement of Additional Information.

       The  Portfolio  may  employ  certain  investment   strategies  which  are
  discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

  Dreyfus Small Cap Value Portfolio


       The investment objective of the Dreyfus Small Cap Value Portfolio is to seek capital appreciation through investments in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

       Small-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation.

       The Portfolio will invest in equity securities of domestic and foreign (up to 5% of its total assets) issuers which would be characterized as "value" companies according to criteria established by the Portfolio's Adviser. To manage the Portfolio, the Portfolio's Adviser classifies issuers as "growth" or "value" companies. In general, the Portfolio's Adviser believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

       While seeking desirable equity investments, the Portfolio may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Portfolio's Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

       Equity  securities  consist  of  common  stocks,   preferred  stocks  and
  securities convertible into common stocks. Securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may purchase securities issued by closed-end investment companies and foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depositary Receipts.

       The Portfolio is expected to have greater risk exposure and reward potential than a fund which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Small-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

       The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

       The  Portfolio  may  employ  certain  investment   strategies  which  are
  discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

  Dreyfus U.S. Government Securities Portfolio

       The investment objective of the Dreyfus U.S. Government Securities Portfolio is to seek as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 65% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities").

       The Portfolio expects to invest in the following types of U.S. Government Securities:

       *    U.S. Treasury obligations;

       * obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

       * mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

       * mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

       * collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. government.

       Mortgage-Backed Securities. The mortgage-backed securities in which the Portfolio invests represent participation interests in pools of mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the portfolio securities held by the Portfolio and not the purchase of shares of the Portfolio.

       Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide for monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

       The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

       Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Portfolio of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the

  Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

       Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

       Stripped Mortgage-Backed Securities. The Portfolio may also invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Portfolio will only invest in SMBS whose mortgage assets are U.S. Government Securities.

       A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

       The Portfolio may invest not more than 5% of its total assets in CMOs deemed by its Adviser to be complex, such as floating rate and inverse floating rate tranches and SMBS.

       Non-Mortgage Asset Backed Securities. The Portfolio may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

       Non-mortgage backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

       The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset backed securities, credit card receivables are unsecured obligations of the card holder.

       U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds which principally differ in their interest rates, maturities and times of issuance. Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Small Business Administration), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. The Portfolio will not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. government agency or instrumentality.

       Corporate and Other Obligations. In seeking to obtain its investment objective, the Portfolio may also invest in a broad range of debt securities, other than U.S. Government Securities, with varying maturities such as corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds. The weighted average maturity of such investments will generally range from 2 to 10 years. Debt securities may also include money market securities, including bank certificates of deposit and time deposits, bankers' acceptances, prime commercial paper, high-grade, short-term corporate obligations, and repurchase agreements with respect to these instruments.

       Investment-grade debt securities are securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, and unrated securities that are of equivalent quality in the opinion of the Portfolio's Adviser. The NRSROs'descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

       Lower-Rated Securities. The Portfolio may also invest a portion of its assets, not to exceed 25%, in securities rated below Baa by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"), so long as they are consistent with the Portfolio's objective of seeking as high a level of total return as is consistent with prudent investment strategies. Such securities may include bonds rated as low as C by Moody's and by Standard & Poor's. See the Appendix to the Statement of Additional Information. The Portfolio's Adviser anticipates that a substantial portion of the Portfolio's lower-rated securities will be in the higher end of these ratings.

       Lower-rated and comparable unrated securities (collectively referred to in this discussion as "lower-rated securities") will likely have some quality and protective characteristics that, in the judgment of the rating organization, are out-weighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

       While the market values of lower-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower- rated securities generally present a higher degree of credit risk. Issuers of lower-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower-rated securities may diminish the Portfolio's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value For additional information about the possible risks of investing in junk bonds, see "Investment Objectives and Policies - Lower-Rated Bonds" in the Statement of Additional Information.

       Foreign Securities. The Portfolio may invest up to 15% of its total assets in debt securities, including securities denominated in foreign currencies of foreign issuers (including foreign governments) in developed countries and emerging markets. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves investment risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Such risks may include adverse future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the Portfolio. There may also be less publicly available information about a foreign issuer than about a domestic issuer and foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

       The considerations described above generally are more of a concern in developing countries inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Portfolio seeks to mitigate the risks associated with these considerations through diversification and active portfolio management.

       The Portfolio may invest up to 35% of its assets in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

       The  Portfolio  may  employ  certain  investment   strategies  which  are
  discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

  T. Rowe Price Equity Income Portfolio

       The investment objective of the T. Rowe Price Equity Income Portfolio is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for increasing dividend income, and secondarily, capital appreciation. Over time, the income component (dividends and interest earned) of the Portfolio's investments is expected to be a significant contributor to the Portfolio's total return. The Portfolio's yield is expected to be significantly above that of the S&P 500 Index. Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

       The investment program of the Portfolio is based on several premises. First, the Portfolio's Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Portfolio's Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

       To achieve its objective, the Portfolio, under normal circumstances, will invest at least 65% of its total assets in income-producing common stocks, whose prospects for dividend growth and capital appreciation are considered favorable by its Adviser. To enhance capital appreciation potential, the Portfolio also uses a "value" approach and invests in stocks and other securities its Adviser believes are temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio's investments will generally be made in companies which share some of the following characteristics:

       *    established operating histories;

       * above-average current dividend yields relative to the S&P 500 Index;


       *    low price/earnings ratios relative to the S&P 500
            Index;

       * sound balance sheets and other financial characteristics; and

       * low stock price relative to company's underlying value as measured by assets, earnings, cash flow or business franchises.

       Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and program.

       In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a NRSRO) U.S. and foreign dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

       The Portfolio may invest up to 25% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the U.S. and dollar denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

       The Portfolio may invest in debt securities of any type including municipal securities, without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. The Portfolio, however, will not invest more than 10% of its total assets in securities rated below Baa by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"). Such securities may include bonds rated as low as C by Moody's and by Standard & Poor's. See the Appendix to the Statement of Additional Information. Investments in non-investment grade securities entail certain risks which are discussed in the above section of this Prospectus describing the Dreyfus U.S. Government Securities Portfolio under the heading "Lower-Rated Securities."

       The  Portfolio  may  employ  certain  investment   strategies  which  are
  discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

  T. Rowe Price Growth Stock Portfolio

       The investment objectives of the T. Rowe Price Growth Stock Portfolio are to seek long-term growth of capital and to increase dividend income through investment primarily in common stocks of well-established growth companies. A growth company is defined by the Portfolio's Adviser as one which: (1) has demonstrated historical growth of earnings faster than the growth of inflation and the economy in general; and (2) has indications of being able to continue this growth pattern in the future. Total return will consist primarily of capital appreciation or depreciation and secondarily of dividend income.

       More than fifty years ago, Thomas Rowe Price pioneered the Growth Stock Theory of Investing. It is based on the premise that inflation represents a more serious, long-term threat to an investor's portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend in line with its growth in earnings.

       Although corporate earnings can be expected to be lower during periods of recession, it is the Portfolio Adviser's opinion that, over the long term, the earnings of well-established growth companies will not be affected adversely by unfavorable economic conditions to the same extent as the earnings of more cyclical companies. However, investors should be aware that the Portfolio's share value may not always reflect the long-term earnings trend of growth companies.

       The Portfolio will invest primarily in the common stocks of a diversified group of well-established growth companies. While current dividend income is not a prerequisite in the selection of a growth company, the companies in which the Portfolio will invest normally have a record of paying dividends and are generally expected to increase the amounts of such dividends in future years as earnings increase.

       Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objectives and program.

       In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a NRSRO) U.S. and foreign dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

       The Portfolio may invest up to 30% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the U. S. and dollar denominated securities traded in the U. S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

       The  Portfolio  may  employ  certain  investment   strategies  which  are
  discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

  Opportunity Value Portfolio

       The iveestment objective of the Opportunity Value Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Adviser's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest will be securities of companies that are believed by the Portfolio's Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Adviser's intention to invest in securities of companies which in its opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities of companies, including companies with small market capitalizations, listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depositary Receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

       Investing in foreign securities may present a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio. Investing in the securities of small capitalization companies involves greater risk exposure and reward potential than investments in larger capitalization companies. These risks are discussed in the above section of this Prospectus describing the Dreyfus Small Cap Value Portfolio.


       Debt securities are expected to be predominantly investment grade intermediate to long-term U.S. government and corporate debt, although the Portfolio will also invest in high quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Portfolio's Adviser deems it advisable in order to preserve capital. The Portfolio's debt securities may also include mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities and collateralized mortgage obligations that are issued or guaranteed by the U.S. government or its agencies or instrumentalities or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality.

       The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions.

       Investment grade securities will, at the time of purchase, have ratings within the four highest rating categories established by Moody's, Standard & Poor's, or a similar NRSRO or, if not rated, be of comparable quality as determined by the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic or business conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

       It is the present intention of the Portfolio's Adviser to invest no more than 5% of the Portfolio's net assets in bonds rated below Baa3 by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"). In the event that the Portfolio's Adviser intends in the future to invest more than 5% of the Portfolio's net assets in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment Objectives and Policies - Lower Rated Bonds" in the Statement of Additional Information.


       The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Adviser's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the substantial majority of the Portfolio's assets will be invested in common stocks.

       The  Portfolio  may  employ  certain  investment   strategies  which  are
  discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

  Enhanced Index Portfolio


       The investment objective of the Enhanced Index Portfolio is to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index. The Portfolio is appropriate for investors who seek a modestly enhanced total return relative to that of large and medium sized U.S. companies typically represented in the S&P 500 Index. The Portfolio intends to invest in securities of approximately 300 issuers, which securities are rated by the Portfolio's Adviser to have above average expected returns.


       The  Portfolio  seeks  to  achieve  its  investment   objective   through
  fundamental analysis, systematic stock valuation and disciplined portfolio construction.


       * Fundamental research: The Portfolio Adviser's approximately 25 domestic equity analysts, each an industry specialist with an average of approximately 12 years experience, follow over 900 predominantly large and medium sized U.S. companies -- approximately 525 of which form the universe for the Portfolio's investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover.


       * Systematic valuation: The analysts' forecasts are converted into comparable exppected rted returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.


       * Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Portfolio sector weightings will generally approximate those of the S&P 500 Index. The Portfolio will normally be principally comprised, based on the dividend discount model, of stocks in the first three Quintiles. Finally, the Portfolio holds a large number of stocks to enhance its diversification.


       Under normal market circumstances, the Portfolio's Adviser will invest at least 65% of its net assets in equity securities consisting of common stocks and other securities with equity characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The Portfolio primary equity investments will be the common stock of large and medium sized U.S. companies with market capitalizations above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The Portfolio may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500 Index.

       The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.


       During ordinary market conditions, the Portfolio's Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a NRSRO) U.S. dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements.


       Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, have ratings within the four highest rating categories established by Moody's, Standard & Poor's, or a similar NRSRO or, if not rated, be of comparable quality as determined by the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic or business conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.


       The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.


       The  Portfolio  may  employ  certain  investment   strategies  which  are
  discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

  Investment Strategies

    In addition to making investments directly in securities, the Portfolios (other than the TCW Money Market Portfolio) may write covered call and put options and hedge their investments by purchasing options and engaging in transactions in futures contracts and related options. The Adviser to the TCW Managed Asset Allocation Portfolio does not presently intend to utilize futures contracts and related options but may do so in the future. The Advisers to the Dreyfus Small Cap Value Portfolio and the Opportunity Growth Portfolio do not currently intend to write covered call and put options or engage in transactions in futures contracts and related options, but may do so in the future. The T. Rowe Price International Stock, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Opportunity Value and Enhanced Index Portfolios may engage in foreign currency exchange transactions to protect against changes in future exchange rates. All Portfolios except the TCW Money Market Portfolio may invest in American Depositary Receipts and European Depositary Receipts. All Portfolios may enter into repurchase agreements, may make forward commitments to purchase securities, lend their portfolio securities and borrow funds under certain limited circumstances. The T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock and Dreyfus U.S. Government
  Securities Portfolios may invest in hybrid instruments. The investment strategies referred to above and the risks related to them are summarized below and certain of these strategies are described in more detail in the Statement of Additional Information.

       Options and Futures Transactions. A Portfolio (other than the TCW Money Market Portfolio) may seek to increase the current return on its investments by writing covered call or covered put options. The Advisers to the Dreyfus Small Cap Value Portfolio and the Opportunity Value Portfolio have no present intention to engage in this strategy, but may do so in the future.

       In addition, a Portfolio (other than the TCW Money Market Portfolio) may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options on securities and any index of securities in which the Portfolio may invest and the purchase and sale of futures contracts and related options. The Advisers to the TCW Managed Asset Allocation, Dreyfus Small Cap Value and Opportunity Value Portfolios have no present intention to use this strategy, but may do so in the future.

       The Adviser to the Dreyfus U.S. Government Securities Portfolio does not presently intend to purchase or sell call or put options but may enter into interest rate futures contracts and write and purchase put and call options on such futures contracts. The Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

       Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contracts might be accomplished more easily and quickly. For example, if the Portfolio holds long-term U.S. Government Securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Portfolio might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

       A Portfolio (other than the TCW Money Market Portfolio) also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option.

       The Dreyfus U.S. Government Securities Portfolio may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the Portfolio will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.
       A Portfolio may not purchase futures contracts or related options if, immediately thereafter, more than 33 1/3% (25% for the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio and the T. Rowe Price International Stock Portfolio) of the Portfolio's total assets would be so invested.


       The Portfolios' Advisers generally expect that options and futures transactions for the Portfolios will be conducted on securities and other exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such ch
  transactions would fail to meet their obligations to the Portfolio. There can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the prices of the securities that are being hedged. Expenses and losses incurred as a result of these hedging strategies will reduce the Portfolio's current return. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio.


       Foreign Currency Transactions. The Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios may purchase foreign currency on a spot (or cash) basis, enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), purchase and sell foreign currency futures contracts, and purchase exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The Adviser to a Portfolio may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").


       Hedging transactions involve costs and may result in losses. The Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

       Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

       Interest Rate Transactions. In order to attempt to protect the value of its portfolio from interest rate fluctuations, the Dreyfus U.S. Government Securities Portfolio may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio expects to enter into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment. The Portfolio will not sell interest rate caps or floors that it does not own.

       The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Adviser to the Portfolio and the Fund believe such obligations do not constitute senior securities and accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap, cap or floor transactions unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such a securities transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

       Dollar Roll Transactions. The Dreyfus U.S. Government Securities Portfolio may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held, and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

       Reverse Repurchase Agreements. Each Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For the purposes of the 1940 Act it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

       Borrowings. A Portfolio other than the Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios may borrow money for temporary purposes in amounts up to 5% of its total assets. The Dreyfus U.S. Government Securities Portfolio may borrow from banks and enter into reverse repurchase agreements or dollar rolls transactions in an amount equal to up to 33 1/3% of the value of its net assets (computed at the time the loan is made) to take advantage of investment opportunities and for temporary, extraordinary or emergency purposes. The Dreyfus U.S. Government Securities Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings.

       The T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios may borrow money as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objective and program in an amount up to 33 1/3% of the Portfolio's net assets. Each Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. These Portfolios may not purchase additional securities when borrowings exceed 5% of total assets.

       The Opportunity Value and Enhanced Index Portfolios may borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts up to 10% of their total assets. Neither Portfolio may purchase additional securities when borrowings exceed 5% of total assets.

       As a matter of operating policy, each of the Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios will limit all borrowings to no more than 25% of such Portfolio's net assets.

       American and European Depositary Receipts. All Portfolios except the TCW Money Market Portfolio may purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of corporations in which the Portfolios are permitted to invest pursuant to their respective investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

       Repurchase Agreements. All Portfolios may enter into repurchase agreements with a bank, broker-dealer or other financial institution as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. The Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

       Forward Commitments. Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

       Securities Loans. Each Portfolio may seek to obtain additional income by making secured loans of its portfolio securities with a value up to 33 1/3% of its total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high-grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

       Hybrid Instruments. The T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios may invest up to 10% of their total assets, and the Dreyfus U.S. Government Securities Portfolio may invest up to 5% of its total assets, in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contacts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

       Fixed-Income Securities - Downgrades. If any security invested in by any of the Portfolios loses its rating or has its rating reduced after the Portfolio has purchased it, unless required by law, the Portfolio is not required to sell or otherwise dispose of the security, but may consider doing so.


       Illiquid Securities. Each Portfolio may invest up to 10% (15% with respect to T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, Dreyfus Small Cap Value Portfolio, Opportunity Value Portfolio and Enhanced Index Portfolio) of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Fund's Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' Advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 10% or 15% limits. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' Advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 10% or 15%, as applicable, of its assets invested in illiquid or not readily marketable securities.


                       MANAGEMENT OF THE FUND

       The Trustees and officers of the Fund provide broad supervision over the business and affairs of the Portfolios and the Fund.

  The Manager

       The Fund is managed by Endeavor Investment Advisers ("the Manager") which, subject to the supervision and direction of the Trustees of the Fund, has overall responsibility for the general management and administration of the Fund. The Manager is a general partnership of which Endeavor Management Co. is the managing partner. Endeavor Management Co., by whose employees all management services performed under the management agreement are rendered to the Fund, holds a 50.01% interest in the Manager and AUSA Financial Markets, Inc., an affiliate of PFL, holds the remaining 49.99% interest therein. Vincent J. McGuinness, a Trustee of the Fund, together with his family members and trusts for the benefit of his family members, own all of Endeavor Management Co.'s outstanding common stock. Mr. McGuinness is Chairman, Chief Executive Officer and President of Endeavor Management Co.


       The Manager is responsible for providing investment management and administrative services to the Fund and in the exercise of such responsibility selects the investment advisers for the Fund's Portfolios (the "Advisers") and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Fund with various federal and state statutes, and carries out the directives of the Trustees. The Manager is responsible for providing the Fund with office space, office equipment, and personnel necessary to operate and administer the Fund's business, and also supervises the provision of services by third parties such as the Fund's custodian and transfer agent. Pursuant to an administration agreement, First Data Investor Services Group, Inc. ("FDISG") will assist the Manager in the performance of its administrative responsibilities to the Fund.


       As compensation for these services the Fund pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets: TCW Money Market Portfolio - .50%; TCW Managed Asset Allocation Portfolio - .75%; T. Rowe Price International Stock Portfolio - .90%; Value Equity Portfolio - .80%; Dreyfus Small Cap Value Portfolio - .80%; Dreyfus U.S. Government Securities Portfolio - .65%; T. Rowe Price Equity Income Portfolio - .80%; T. Rowe Price Growth Stock Portfolio - .80%; Opportunity Value Portfolio - .80%; Enhanced Index Portfolio - .75%. The management fees paid by the Portfolios (other than the TCW Money Market Portfolio and Dreyfus U.S. Government Securities Portfolio), although higher than the fees paid by most other investment companies in general, are comparable to management fees paid for similar services by many investment companies with similar investment objectives and policies. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio and the fees and expenses of FDISG pursuant to the administration agreement.

       In addition to the management fees, the Fund pays all expenses not assumed by the Manager, including, without limitation, expenses for legal, accounting and auditing services,  interest,  taxes,  costs of printing  and  distributing  reports to shareholders, proxy materials and prospectuses, charges of its custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not interested persons of the Fund, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Fund expenses are allocated among and charged to the assets of the Portfolios of the Fund on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

   The Advisers


       Pursuant to an investment advisory agreement with the Manager, the Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays the Adviser a fee based on a percentage of the average daily net assets of the Portfolio. An Adviser may place portfolio securities transactions with broker-dealers who furnish it with certain services of value in advising the Portfolio and other clients. In so doing, an Adviser may cause a Portfolio to pay greater brokerage commissions than it might otherwise pay. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as a factor in the selection of broker-dealers. OpCap Advisors may select, under certain circumstances, Oppenheimer & Co., Inc., one of its affiliates, to execute transactions for the Value Equity and Opportunity Value Portfolios. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. may utilize certain brokers indirectly related to them in the capacity as broker in connection with the execution of transactions for the T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios. J.P. Morgan Investment Management Inc. may utilize certain brokers affiliated with it in connection with the execution of transactions for the Enhanced Index Portfolio. See the Statement of Additional Information for a further discussion of Portfolio trading.

       The Board of Trustees of the Fund has authorized the Manager and the Advisers to enter into arrangements with brokers who execute brokerage transactions for the Portfolios whereby a portion of the commissions earned by such brokers will be shared with a broker-dealer affiliate of the Manager. The affiliated broker will act as an "introducing broker" in the transaction. Subject to the requirements of applicable law including seeking best price and execution of orders, commissions paid to executing brokers will not exceed ordinary and customary brokerage commissions.

       The Board of Trustees has determined that the Fund's brokerage commissions should be utilized for the Fund's benefit to the extent possible. After reviewing various alternatives, the Board concluded that commissions received by the broker-dealer affiliate of the Manager can be used to promote the distribution of the Fund's shares including payments to broker-dealers who sell the Contracts, the costs of training and educating such broker-dealers with respect to the Contracts and other bona-fide distribution costs payable to unaffiliated persons. Other than incidental costs related to establishing the broker-dealer affiliate as an "introducing broker", no portion of the commissions received by the broker-dealer affiliate of the Manager will be retained for its or any affiliate's benefit. On a quarterly basis, the Manager will report to the Board of Trustees the aggregate commissions received by its broker-dealer affiliate and the distribution expenses paid from such commissions. The Board of Trustees will periodically review the extent to which the foregoing arrangement reduces distribution expenses currently being incurred by the Manager or its affiliates on behalf of the Fund. The Board of Trustees may determine from time to time other appropriate uses for the Fund from the commissions it pays to executing brokers.

       The Manager will not implement this program until any required exemptive or no-action relief is obtained from the Securities and Exchange Commission.


       TCW Funds Management, Inc. ("TCW") is the Adviser to the TCW Money Market Portfolio and the TCW Managed Asset Allocation Portfolio. As compensation for its services as investment adviser, the Manager pays TCW a monthly fee at the annual rate of .25% of the average daily net assets of the TCW Money Market Portfolio and .375% of the average daily net assets of the TCW Managed Asset Allocation Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc., whose subsidiaries, including Trust Company of the West and TCW Asset
  Management Company, provide a variety of trust, investment management and investment advisory services. TCW and its affiliates, which as of December 31, 1996 had approximately over $50 billion under management or committed for management, provide investment advisory services to a number of open-end and closed-end investment companies.

       James M. Goldberg, a Managing Director and Chairman of the Fixed Income Policy Committee of TCW, is the portfolio manager for the TCW Money Market Portfolio. Mr. Goldberg has been with TCW since 19884. Investment decisions for the equity portion of the TCW Managed Asset Allocation Portfolio are made by Norman Ridley in connsultation with Stefan D. Abrams. Mr. Ridley is a Senior Vice President of TCW and has been with the firm since 1985. Since 1992 Mr. Abrams has been a Managing firm since 1985. Since 1992 Mr. Abrams has been a Managing Director of TCW and is Director of Equity Strategy and Asset Allocation. Investment decisions for the fixed income portion of the TCW Managed Asset Allocation Portfolio are made by Mr. Goldberg.

       OpCap Advisors ("OpCap") (formerly known as Quest for Value Advisors) is the Adviser to the Value Equity Portfolio and the Opportunity Value Portfolio. As compensation for its monthly fee at the annual rate of .40% of the average daily net assets of each of the Value Equity and Opportunity Value Portfolios, subject to reduction with respect to the Opportunity Value Portfolio in certain circumstances.


       OpCap is a majority-owned subsidiary of Oppenheimer Capital, a general partnership which is registered as an investment adviser under the Investment Advisers Act of 1940. The employees of Oppenheimer Capital render all investment management services performed under the Investment Advisory Agreement to the Portfolios. Oppenheimer Financial Corp. holds a 33% interest in Oppenheimer Capital. Oppenheimer Capital, L.P., a Delaware limited partnership of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest of Oppenheimer Capital. The units of Oppenheimer Capital, L.P. are traded on the New York Stock Exchange. OpCap and its affiliates have operated as investment advisers to both mutual funds and other clients since 1968, and had approximately $48.2 billion under management as of December 31, 1996.

       Eileen Rominger, Managing Director of Oppenheimer Capital, is the portfolio manager for the Value Equity Portfolio. Ms. Rominger has been with Oppenheimer Capital since 1981. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital, is the portfolio manager for the Opportunity Value Portfolio. Mr. Glasebrook has been with Oppenheimer Capital since 1990. Mr. Glasebrook was recently named by Morningstar, Inc. (an independent service that monitors the performance of registered investment companies) as its 1995 Variable Fund Manager of the Year.


       The Dreyfus Corporation ("Dreyfus") is the Adviser to the Dreyfus U.S. Government Securities Portfolio and the Dreyfus Small Cap Value Portfolio. Dreyfus, which was formed in 1947, is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide. As compensation for its services as investment adviser, the Manager pays Dreyfus a monthly fee at the annual rate of .15% of the average daily net assets of the Dreyfus U.S. Government Securities Portfolio and .375% of the average daily net assets of the Dreyfus Small Cap Value Portfolio.
     Prior to September 16, 1996, OpCap was the Adviser to the Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio). As compensation for its services as investment adviser, the Manager paid OpCap a monthly fee at the annual rate of .40% of the Portfolio's average daily net assets.

       Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $81 billion in mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1,046 billion in assets, including approximately $57 billion in mutual fund assets.

       Prior to May 1, 1996, The Boston Company Asset
  Management, Inc. ("Boston Company"), an affiliate of Dreyfus, was the Dreyfus U.S. Government Securities Portfolio's
  Adviser.  Boston Company is a wholly-owned subsidiary of The
  Boston Company, Inc., which is an indirect wholly-owned subsidiary of Mellon.

       Andrew S. Windmueller, who has been employed by Dreyfus since October, 1994 and by The Boston Company, Inc. since 1986, is the portfolio manager for the Dreyfus U.S. Government Securities Portfolio. Mr. Windmueller is a member of the Fixed Income Strategy Committee and the Head of Credit Research of Boston Company and Vice President of Boston Company.

       The portfolio managers for the Dreyfus Small Cap Value Portfolio are David L. Diamond and Peter I. Higgins. Mr. Diamond has been employed by Boston Company since June, 1991 and by Dreyfus since October, 1994. Mr. Higgins has been employed by The Boston Company, Inc. since August, 1988, by Boston Company since June, 1991 and by Dreyfus since February, 1996.

       T. Rowe Price Associates, Inc. ("T. Rowe Price") is the Adviser to the T. Rowe Price Equity Income Portfolio and the
  T. Rowe Price Growth Stock Portfolio. As compensation for its services as investment adviser, the Manager pays T. Rowe Price a monthly fee at the annual rate of .40% of the daily net assets of each of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds.

       Investment decisions with respect to the T. Rowe Price
  Equity Income Portfolio are made by an Investment Advisory
  Committee composed of the following members:  Brian C. Rogers,

  Chairman, Thomas H. Broadus, Jr., Richard P. Howard, and William J. Stromberg. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

       Investment decisions with respect to the T. Rowe Price Growth Stock Portfolio are made by an Investment Advisory Committee composed of the following members: John D. Gillespie, Chairman, James A.C. Kennedy and Brian C. Rogers. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Gillespie has been Chairman of the Committee since 1994. He joined T. Rowe Price in 1986 and has been managing investments since 1989.

       Rowe Price-Fleming International, Inc. ("Price-Fleming") is the Adviser to the T. Rowe Price International Stock Portfolio (formerly the Global Growth Portfolio). As compensation for its services as investment adviser, the Manager pays Price-Fleming a monthly fee at an annual rate based on the Portfolio's average daily net assets as follows: .75% up to $20 million; .60% in excess of $20 million up to $50 million; andd .50% of assets in excess of $50 million. At such time as the net assets of the Portfolio exceed $200 million, the fee shall be .50% of total average daily net assets.

       Prior to January 1, 1995, Ivory & Sime International, Inc. ("I&S") and Ivory & Sime plc acted as adviser and sub- adviser, respectively, for the Global Growth Portfolio. As compensation for its services as investment adviser, the Manager paid ISI a monthly fee at the annual rate of .45% of the average daily net assets of the Portfolio up to $400 million and .30% of average daily net assets in excess of $400 million. As compensation for its services, Ivory & Sime plc received from ISI 78% of the gross monthly fees paid by the Manager to ISI.

       Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lampur, South Korea and Taiwan.


       T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr., in 1937. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. As of December 31, 1996, T. Rowe Price and its affiliates managed more than

  $95 billion of assets of which Price-Fleming managed the U.S.
  equivalent of approximately $25 billion.

       The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Fleming and 25% by Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.


       Investment decisions with respect to the T. Rowe Price International Stock Portfolio are made by an investment advisory group composed of the following members: Martin G. Wade, Christopher D. Alderson, Peter B. Askew, Mark J. T. Edwards, John R. Ford, James B. M. Seddon, Benedict R. F. Thomas and David J. L. Warren.


       Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service and investment management. (Fleming Group includes Flemings and/or Jardine Fleming). Christopher Alderson joined Price-Fleming in 1988 and has 10 years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multi-currency fixed income portfolios. Mark Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis. John Ford joined Price- Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has nine years of experience in investment management. Benedict Thomas joined Price- Fleming in 1988 and has seven years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 16 years of experience in equity research, fixed income research and portfolio management.


         J.P. Morgan Investment Management Inc. ("Morgan") is the Adviser to the Enhanced Index Portfolio. As compensation for its services as investment adviser the Manager pays Morgan a monthly fee at the annual rate of .35% of the average daily net assets of the Enhanced Index Portfolio.


     Morgan is a wholly-owned subsidiary of J.P. Morgan and Co. Incorporated, ("J.P. Morgan"), a bank holding company. Through offices in New York City and abroad, J.P. Morgan, through Morgan and other subsidiaries, including Morgan
Guaranty Trust Company of New York, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management (as of December 31, 1996) of over $178 billion (of which Morgan advises over $176 billion). J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


       Investment decisions with respect to the Enhanced Index Portfolio are made by an investment advisory group composed of Frederic A. Nelson, III, James Wiess and Leon Roisenberg.


       Mr. Nelson is a Managing Director of Morgan and is responsible for the U.S. equity business, including active equity and structured strategies. Mr. Nelson joined Morgan in 1994 after 14 years at Bankers Trust Company where he was part of the Global Investment Management Group. Mr. Wiess, a Vice President of Morgan, is a portfolio manager in the Equity and Balanced Accounts Group with responsibility for portfolio rebalancing and product research and development in structured equity strategies. Mr. Wiess joined Morgan in 1992 and from 1984 to 1991 was employed by Oppenheimer & Co. Mr. Roisenberg joined Morgan in 1996 as a Vice President. From 1991 to 1996, Mr. Roisenberg was a quantative analyst/portfolio manager at Bankers Trust Company.

                 DIVIDENDS, DISTRIBUTIONS AND TAXES

       Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to shareholders.

       It is the intention of each Portfolio to distribute substantially all its net investment income. Although the Trustees of the Fund may decide to declare dividends at other intervals, dividends from investment income of each Portfolio are expected to be declared annually (except with respect to the TCW Money Market Portfolio where dividends will be declared daily and paid monthly) and will be distributed to the various separate accounts of PFL and not to Contract owners in the form of additional full and fractional shares of the Portfolio and not in cash. The result is that the investment performance of the Portfolios, including the effect of dividends, is reflected in the cash value of the Contracts. See the prospectus for the Contracts accompanying this Prospectus.

       All net realized long- or short-term capital gains of each Portfolio, if any, will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year and will be reinvested in additional full and fractional shares of the Portfolio. In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Fund intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

       For a discussion of the impact on Contract owners of income taxes PFL may owe as a result of (i) its ownership of shares of the Portfolios, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the prospectus for the Contracts accompanying this Prospectus.

                   SALE AND REDEMPTION OF SHARES

       The Fund continuously offers shares of each Portfolio only to separate accounts of PFL, but may at any time offer shares to a separate account of any other insurer approved by the Trustees.

       AEGON USA Securities, Inc. ("AEGON Securities"), an affiliate of PFL is the principal underwriter and distributor of the Contracts. AEGON Securities places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, loan repayments, and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), on that same date.

       The net asset value of the shares of each Portfolio for the purpose of pricing orders for the purchase and redemption of shares is determined as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. Net asset value per share is computed by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities of the Portfolio (including accrued expenses and dividends payable), by the number of outstanding shares of the Portfolio. The assets of the TCW Money Market Portfolio are valued at amortized cost and the assets of the other Portfolios are valued on the basis of their market values or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees including the employment of an independent pricing service, as described in the Statement of Additional Information.

       Shares of the Portfolios may be redeemed on any day on which the Fund is open for business.

                      PERFORMANCE INFORMATION


       From time to time, the Fund may advertise the "average annual or cumulative total return" of the TCW Managed Asset Allocation, Value Equity, Dreyfus Small Cap Value, Dreyfus

  U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios or the "yield" and "effective yield" of the TCW Money Market and Dreyfus U.S. Government Securities Portfolios and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges other than charges and deductions which are, or may be, imposed under the Contracts. Figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The TCW Money Market Portfolio's "yield" refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Dreyfus U.S. Government Securities Portfolio may advertise its 30-day yield. Such yield refers to the income that is generated over a stated 30-day (or one month) period (which period will be stated in the advertisement), divided by the net asset value per share on the last day of the period. The income is annualized by assuming that the income during the 30-day period remains the same each month over one year and compounded semi-annually. The methods used to calculate "average annual and cumulative total return" and "yield" are described further in the Statement of Additional Information.

       The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

       OpCap is the investment adviser of the Managed Portfolio of the Accumulation Trust (formerly known as the Quest for Value Accumulation Trust) (the "Accumulation Trust"), a registered open-end investment company whose shares are sold to certain variable accounts of life insurance companies. The Managed Portfolio of the Accumulation Trust is substantially similar to the Opportunity Value Portfolio in that it has the same investment objective as the Opportunity Value Portfolio and is managed using the same investment strategies and techniques as contemplated for the Opportunity Value Portfolio.


       The Opportunity Value Portfolio only recently commenced operations in November, 1995 and, consequently, does not have a significant operating history. See "Financial Highlights." Set forth below is certain performance information regarding the Managed Portfolio of the Accumulation Trust which has been obtained from OpCap, and is set forth in the current prospectus and statement of additional information of the Accumulation Trust. Investors should not rely on the following financial information as an indication of the future performance of the Opportunity Value Portfolio.

      Average Annual Total Return of Comparable Portfolio*(1)


                                                       For the Period
                    For the Year   For the Five Years  from Inception
                    Ended December Ended December      to December 31,
                    31, 1996       31, 1996            1996(2)

  Managed Portfolio
  of Accumulation
  Trust             22.77%       19.13%            20.09%



  * On September 16, 1994, an investment company called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Accumulation Trust, at which time the Accumulation Trust commenced operations. The total net assets for the Managed Portfolio immediately after the transaction was $682,601,380 with respect to the Old Trust and $51,345,102 with respect to the Accumulation Trust. For the period prior to September 16, 1994, the performance figures above for the Managed Portfolio reflect the performance of the corresponding Portfolio of the Old Trust.

  (1)  Reflects   waiver  of  all  or  a  portion  of  the  advisory   fees  and
       reimbursements of other expenses. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.

  (2)  The Portfolio commenced operations on August 1, 1988.


       Morgan is the investment manager of certain Private Accounts. At December 31, 1996 and as of the date of this Prospectus, the Enhanced Index Portfolio had not commenced operations. However, these Private Accounts are substantially similar to the Enhanced Index Portfolio in that they have the same investment objectives as the Enhanced Index Portfolio and are managed using the same investment strategies and techniques as contemplated for the Enhanced Index Portfolio.


       Investors should not rely on the following financial information as an indication of the future performance of the Enhanced Index Portfolio. The performance of the Enhanced Index Portfolio may vary from the Private Account composite information because the Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not registered under the 1940 Act and therefore are not subject to certain investment restrictions that are imposed by the 1940 Act, which, if imposed, could have adversely affected the Private Accounts' performances. In addition, the Private Accounts are not subject to the provisions of the Internal Revenue Code with respect to "regulated investment companies," which provisions, if imposed, could have adversely affected the Private Accounts' performances.



       The chart below shows hypothetical performance information derived from historical composite performance of the Private Accounts included in the Structured Stock Selection Composite. The hypothetical performance figures represent the actual performance results of the composite of comparable Private Accounts, adjusted to reflect the deduction of the fees and expenses anticipated to be paid by the Enhanced Index Portfolio. The actual Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.


  Hypothetical Average Annual Total Return Information Derived from Private Account Composite



               For the       For the Five  For the Period
               Year Ended    Years Ended   From Inception
               December 31,  December 31,  (November 1, 1989)
               1996          1996          to December 31, 1996

  Structured
  Stock
  Selection
  Composite    22.21%        15.45%        14.61%

                         ------------------


       The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholder accounts. The above tables do not reflect charges and deductions which are, or may be, imposed under the Contracts.


            ORGANIZATION AND CAPITALIZATION OF THE FUND


       The Fund was established in November 1988 as a business trust under Massachusetts law. The Fund has authorized an unlimited number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series. Shares of the Fund are presently divided into ten series of shares, one for each of the Fund's ten Portfolios. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation are entitled to receive the net assets of their respective Portfolios, but not the net assets of the other Portfolios.

       Fund shares are entitled to vote at any meeting of shareholders. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to a shareholder vote must be approved by each portfolio of the Fund separately except (i) when required by the 1940 Act, shares will be voted together as a single class and (ii) when the Trustees have determined that the matter does not affect all portfolios, then only shareholders of the affected portfolio will be entitled to vote on the matter.

       Owners of the Contracts have certain voting interests in respect of shares of the Portfolios. See "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for a description of the rights granted Contract owners to instruct voting of shares.

                       ADDITIONAL INFORMATION

  Transfer Agent and Custodian

       All cash and securities of the Fund are held by Boston Safe Deposit and Trust Company as custodian. First Data, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent for the Fund.

  Independent Auditors

       Ernst  &  Young  LLP,   located   at  200   Clarendon   Street,   Boston,
  Massachusetts, 02116, serves as the Fund's independent auditors.

       Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                                 TABLE OF CONTENTS

                                        Page


   The Fund                                     ENDEAVOR SERIES TRUST
   Financial Highlights
   Investment Objectives and Policies          2101 East Coast Highway,
      TCW Money Market Portfolio                      Suite 300
      TCW Managed Asset Allocation        Corona del Mar, California  92625
        Portfolio                                   (800) 854-8396

      T. Rowe Price International Stock
        Portfolio                                      Manager
      Value Equity Portfolio
      Dreyfus Small Cap Value Portfolio      Endeavor Investment Advisers
      Dreyfus U.S. Government Securities       2101 East Coast Highway
        Portfolio                                     Suite 300
      T. Rowe Price Equity Income          Corona del Mar, California 92625
        Portfolio
      T. Rowe Price Growth Stock                 Investment Advisers
        Portfolio
      Opportunity Value Portfolio             TCW Funds Management, Inc.


      Enhanced Index Portfolio                  865 S. Figueroa Street

      Investment Strategies                 Los Angeles, California  90071
   Management of the Fund
      The Manager                                   OpCap Advisors
      The Advisers                            One World Financial Center
   Dividends, Distributions and Taxes         New York, New York  10281
   Sale and Redemption of Shares
   Performance Information                     The Dreyfus Corporation
   Organization and Capitalization                 200 Park Avenue
      of the Fund                              New York, New York 10166
   Additional Information
   Transfer Agent and Custodian             T. Rowe Price Associates, Inc.
   Independent Auditors                         100 East Pratt Street
                                              Baltimore, Maryland  21202
              --------------
                                          Rowe Price-Fleming International,

      No person has been authorized to                   Inc.
   give any information or to make any          100 East Pratt Street
   representation not contained in this       Baltimore, Maryland  21202
   Prospectus and, if given or made,
   such information or representation           J.P. Morgan Investment
   must not be relied upon as having               Management Inc.
   been authorized.  This Prospectus               522 Fifth Avenue
   does not constitute an offering of         New York, New York  10036
   any securities other than the
   registered securities to which it                  Custodian
   relates or an offer to any person in
   any state or jurisdiction of the         Boston Safe Deposit and Trust
   United States or any country where                  Company
   such offer would be unlawful.                   One Boston Place
                                             Boston, Massachusetts  02108

                STATEMENT OF ADDITIONAL INFORMATION

                       ENDEAVOR SERIES TRUST


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the TCW Money Market Portfolio (formerly, the Money Market Portfolio), the TCW Managed Asset Allocation Portfolio (formerly, the Managed Asset Allocation Portfolio), the T. Rowe Price International Stock Portfolio (formerly, the Global Growth Portfolio), the Value Equity Portfolio (formerly, the Quest for Value Equity Portfolio), the Dreyfus Small Cap Value Portfolio (formerly, the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio), the Dreyfus U.S. Government Securities Portfolio (formerly, the U.S. Government Securities Portfolio), the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio, the Opportunity Value Portfolio and the Enhanced Index Portfolio of Endeavor Series Trust (the "Fund"), dated May 1, 1997, which may be obtained by writing the Fund at 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625 or by telephoning (800) 854-8396. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

                         TABLE OF CONTENTS

                                                                            Page


  Investment Objectives and Policies................    3
      Options and Futures Strategies...............     3
      Foreign Currency Transactions................     9
      Repurchase Agreements........................     13
      Forward Commitments..........................     14
      Securities Loans.............................     14
      Lower Rated Bonds ...........................     14
      Interest Rate Transactions...................     16
      Dollar Roll Transactions.....................     17
      Portfolio Turnover...........................     18
  Investment Restrictions...........................    19
      Other Policies...............................     22
  Performance Information...........................    23
      Total Return.................................     24
      Yield........................................     26
      Non-Standardized Performance.................     27
  Portfolio Transactions............................    27
  Management of the Fund............................    32
      Trustees and Officers........................     32
      The Manager..................................     38
      The Advisers.................................     40
  Redemption of Shares..............................    44
  Net Asset Value...................................    44
  Taxes.............................................    47
      Federal Income Taxes.........................     47
  Organization and Capitalization of the Fund.......    48
  Legal Matters.....................................    51
  Custodian.........................................    51
  Financial Statements..............................    51
  Appendix..........................................    A-1

                      ----------------------

      No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

      The date of this Statement of Additional Information is May 1, 1997.

                INVESTMENT OBJECTIVES AND POLICIES


      The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus of the Fund. The Fund is managed by Endeavor Investment Advisers. The Manager has selected TCW Funds Management, Inc. as investment adviser for the TCW Money Market Portfolio and the TCW Managed Asset Allocation Portfolio, Rowe Price-Fleming International, Inc. as investment adviser for the T. Rowe Price International Stock Portfolio, OpCap Advisors (formerly, Quest for Value Advisors) as investment adviser for the Value Equity Portfolio and Opportunity Value Portfolio, The Dreyfus Corporation as investment adviser for the Dreyfus U.S. Government Securities Portfolio and Dreyfus Small Cap Value Portfolio, T. Rowe Price Associates, Inc. as investment adviser for the T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio and J.P. Morgan Investment Management Inc. as investment adviser for the Enhanced Index Portfolio.

  Options and Futures Strategies (All Portfolios except TCW
  Money Market Portfolio)

      A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. A Portfolio may utilize options or futures contracts and related options for other than hedging purposes to the extent that the aggregate initial margins and premiums do not exceed 5% of the Portfolio's net asset value. The Adviser to the TCW Managed Asset Allocation Portfolio does not presently intend to utilize options or futures contracts and related options but may do so in the future. The Advisers to the Dreyfus Small Cap Value Portfolio and the Opportunity Value Portfolio do not currently intend to write covered put and call options or engage in transactions in futures contracts and related options, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

      The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

      Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

      A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

      A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

      A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

      Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

      A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

      No Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

      Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

      Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE
  Composite Index, the AMEX Market Value Index, the National Over-The-Counter Index,
  the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

      A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

      Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on U.S. Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

      A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

      The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

      A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

      A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

      Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

      In  connection  with  transactions  in stock  index  options,  stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirement per contract is approximately 2% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

      Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio unless the transaction meets certain "bona fide hedging" criteria.

      Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures
  positions at times when its Adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

      The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.


  Foreign Currency Transactions (Dreyfus U.S. Government
  Securities, T. Rowe Price Equity Income, T. Rowe Price Growth
  Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios)


      Foreign Currency Exchange Transactions. The Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Opportunity Value and Enhanced Index Portfolios may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

      A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

      If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

      For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

      A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

      The  precise  matching  of  the  amounts  of  foreign  currency   exchange
  transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

      Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

      Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, suchh as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

      Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

      Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

      The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

      Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

  Repurchase Agreements (All Portfolios)


      Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 10% (15% with respect to each of the T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Dreyfus Small Cap Value, Opportunity Value and Enhanced Index Portfolios) of its net assets in repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Fund's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

  Forward Commitments (All Portfolios)

      Each of the Portfolios may enter into forward commitments to purchase securities. An amount of cash or short-term U.S. government securities equal to the Portfolio's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Portfolio's obligation. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its Adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

  Securities Loans (All Portfolios)

      Each of the Portfolios may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or the right to consent accompanying loaned securities pass to the borrower, a Portfolio retains the right to call the loan at any time on reasonable notice, and will do so in order that the securities may be voted by the Portfolio with respect to matters materially affecting the investment. A Portfolio may also call a loan in order to sell the securities involved. Loans of portfolio securities will only be made to borrowers considered by a Portfolio's Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund.

  Lower Rated Bonds (Value Equity, Dreyfus U.S. Government
  Securities, Opportunity Value and T. Rowe Price Equity Income
  Portfolios)


      The Value Equity Portfolio and Opportunity Value Portfolio may invest up to 5% of their assets, the T. Rowe Price Equity Income Portfolio may invy invest up to 10% of its assets, and the Dreyfus U.S. Government Securities Portfolio may invest up to 25% of its assets in bonds rated below Baa3 by Moody's Investors Service Inc. ("Moody's") or BBB by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") (commonly known as "junk bonds"). Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are considered speculative by those rating agencies. It is each Portfolio Adviser's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, in the past many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, recent federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

  Interest Rate Transactions (Dreyfus U.S. Government Securities
  Portfolio)

      Among the strategic transactions into which the Dreyfus U.S. Government Securities Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

      The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser to the Portfolio and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

  Dollar Roll Transactions (Dreyfus U.S. Government Securities
  Portfolio)

      The Dreyfus U.S. Government Securities Portfolio may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Portfolio agrees to buy a security on a future date.

      The Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

      Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Portfolio. For example, while the Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

      The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to the Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

  Portfolio Turnover

      While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios other than the Dreyfus U.S. Government Securities Portfolio, Dreyfus Small Cap Value Portfolio and the TCW Money Market Portfolio anticipate that portfolio turnover will generally not exceed 100% per year. The Adviser to the Dreyfus U.S. Government Securities Portfolio anticipates that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The Adviser to the Dreyfus Small Cap Value Portfolio anticipates that the Portfolio's portfolio turnover rate will generally not exceed 175%. With respect to the TCW Money Market Portfolio, although the Portfolio intends normally to hold its investments to maturity, the short maturities of these investments are expected by the Portfolio's Adviser to result in a relatively high rate of portfolio turnover. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.


      For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Dreyfus Small Cap Value Portfolio was 171% as compared with a turnover rate of 75%% for the fiscal year ended December 31, 1995. The increase in portfolio turnover rate was in connection with the change of the Portfolio's investment adviser in September, 1996.


      For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Dreyfus U.S. Government Securities Portfolio was 222% as compared with a turnover rate of 161% for the period ended December 31, 1995. The increase in portfolio turnover rate was due to an increased number of market-related investment opportunities for the Portfolio.

                      INVESTMENT RESTRICTIONS

    Except for restriction numbers 2, 3, 4, 11 and 12 with respect to the T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Opportunity Value and Enhanced Index Portfolios and restriction number 11 with respect to the T. Rowe Price International Stock and Dreyfus Small Cap Value Portfolios (which restrictions are not fundamental policies), the following investment restrictions (numbers 1 through 12) are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio, and apply to each of the Portfolios except as otherwise indicated. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

      A Portfolio may not:


    1. Borrow money or issue senior securities (as defined in the 1940 Act), provided that a Portfolio may borrow amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary purposes, except that the Dreyfus U.S. Government Securities Portfolio may borrow from banks or through reverse repurchase agreements or dollar roll transactions in an amount equal to up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure those borrowings; except that the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with each Portfolio's investment objective and program, provided that the combination of
  (i) and (ii) shall not exceed 33 1/3% of the value of each Portfolios's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure those borrowings; except that the Opportunity Value Portfolio may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes in amounts up to 10% of its total assets; and except that the Enhanced Index Portfolio may borrow money from banks for temporary or emergency purposes or through reverse repurchase agreements in amounts up to 10% of its total assets.

    2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

    3. Purchase securities on margin, except a Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions and may make margin deposits in connection with transactions in options, futures contracts and options on such contracts.

    4. Make short sales of securities or maintain a short position for the account of the Portfolio, unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible or exchangeable for securities of the same issue as, and in equal amounts to, the securities sold short.

     5. Underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

    6. Purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate.

    7. Purchase or sell commodities or commodity contracts, except that all Portfolios other than the TCW Money Market Portfolio may purchase or sell financial futures contracts and related options. For purposes of this restriction, currency contracts or hybrid investments shall not be considered commodities.

    8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistently with its investment policies, by entering into repurchase agreements or through the lending of its portfolio securities.

    9. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities or to repurchase agreements secured by such obligations and that up to 25% of the Portfolio's total assets (taken at current value) may be invested without regard to this limitation.

    10. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations, and in the case of the TCW Money Market Portfolio obligations of domestic branches of United States banks.


    11. Invest more than 10% (15% with respect to the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio, the T. Rowe Price International Stock Portfolio, the Dreyfus Small Cap Value Portfolio, the Opportunity Value Portfolio and the Enhanced Index Portfolio) of its assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

    12. Purchase securities of any issuer for the purpose of exercising control or management.

      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

  Other Policies

      The TCW Money Market Portfolio may not invest in the securities of any one issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities or to repurchase agreements secured by such obligations and that with respect to 25% of the Portfolio's total assets more than 5% may be invested in securities of any one issuer for three business days after the purchase thereof if the securities have been assigned the highest quality rating by NRSROs, or if not rated, have been determined to be of comparable quality. These limitations apply to time deposits, including certificates of deposit, bankers' acceptances, letters of credit and similar instruments; they do not apply to demand deposit accounts. For a description of the NRSROs' ratings, see the Appendix.

      In addition, the TCW Money Market Portfolio may not purchase any security that matures more than thirteen months (397 days) from the date of purchase or which has an implied maturity of more than thirteen months (397 days) except as provided in (1) below. For the purposes of satisfying this requirement, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

    1. An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 25 months (762 days) may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

    2. A variable rate instrument, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months (397 days) or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

    3. A variable rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

    4. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    5. A repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

    6. A portfolio lending agreement may be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.


      Each of the Value Equity and Dreyfus Small Cap Value Portfolios may not invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. Each of the Opportunity Value and Enhanced Index Portfolios will not invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Portfolio would be invested in warrants whether or not so listed. However, the acquisition of warrants attached to other securities is not subject to this restriction. Each of the
  T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios will not invest in warrants if, as a result thereof, the Portfolio will have more than 5% of the value of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security.

                      PERFORMANCE INFORMATION


      Total return and yield will be computed as described below.



  Total Return

      Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                           P(1+T)n = ERV

  Where: P = a hypothetical initial payment of $1000
   T = average annual total return
   n = number of years
   ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof)


      The table below shows the average annual total return for the TCW Managed Asset Allocation, Value Equity, Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock and Opportunity Value Portfolios for the specific periods.

      With respect to the T. Rowe Price International Stock Portfolio which commenced operation April 8, 1991, effective January 1, 1995, the Portfolio's Adviser was changed to Rowe Price-Fleming International, Inc. ("Price-Fleming"). Prior to March 24, 1995, the Portfolio was known as the Global Growth Portfolio. Subsequent to such time, the Portfolio's investment objective was changed from investments in small capitalization companies on a global basis to investments in a broad range of established companies on an international basis (i.e., non-U.S. companies). Because of the change of the Portfolio's Adviser, performance information for the period from inception to December 31, 1995 is not presented. Such information is not reflective of Price- Fleming's ability to manage the Portfolio. Information with respect to the Portfolio's per share income and capital changes from inception through December 31, 1996 is set forth in the Prospectus. Average annual total return information for the period from inception to December 31, 1994 is available upon written request to the Fund.

                                                   For Period
                    For the One     For the Five   From Incep-
                    Year Period     Year Period    tion (1) to
                    Ended December  Ended December December 31,
                    31, 1996        31, 1996       1996

  TCW Managed Asset
    Allocation(2).. 17.82%/17.82%*  12.66%/12.39%* 12.72%/12.41%*
  T. Rowe Price
    International
    Stock.......... 15.23%/15.23%*       N/A       12.77%/12.77%*
  Value Equity(3).. 23.84%/23.84%*       N/A       17.46%/17.32%*
  Dreyfus Small
    Cap Value(4)... 25.63%/25.63%*       N/A       13.19%/13.07%*
  T. Rowe Price
   Equity Income(5) 19.88%/19.88%*       N/A       25.19%/25.19%*
  T. Rowe Price
   Growth Stock(5). 20.77%/20.77%*       N/A       28.85%/28.85%*
  Dreyfus U.S.
    Government
    Securities(6).. 1.81%/1.81%*         N/A       6.23%/6.08%*
  Opportunity
    Value(7)..      N/A                  N/A       .60%/.20%*

  ------------------------

  * The figure shows what the Portfolio's performance would have been in the absence of fee waivers and/or reimbursement of other expenses.

  (1)  With respect to T. Rowe Price International Stock
       Portfolio, period commenced on January 1, 1995.

  (2)  The Portfolio commenced operations on April 8, 1991.

  (3)  The Portfolio commenced operations on May 27, 1993.

  (4)  The Portfolio commenced operations on May 4, 1993.

  (5)  The Portfolio commenced operations on January 3, 1995.

  (6)  The Portfolio commenced operations on May 13, 1994.


  (7)  The Portfolio commenced operations on November 15, 1996.



       The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders accounts. The above table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

       The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.


  Yield

       From time to time, the Fund may quote the TCW Money Market Portfolio's and the Dreyfus U.S. Government Securities Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

       The annualized current yield for the TCW Money Market Portfolio is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the TCW Money Market Portfolio may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

       The Dreyfus U.S. Government Securities Portfolio's 30-day yield will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                       YIELD = 2[(a-b+1)6-1]
                                       cd
  Where:    a =  dividends and interest earned during the period

            b =  expenses accrued for the period (net of
                 reimbursement)

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends

            d = the net asset value per share on the last day of the period

  For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

       Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a

  Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

       It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

  Non-Standardized Performance

       In addition to the performance information described above, the Fund may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                      PORTFOLIO TRANSACTIONS

       Subject to the supervision and control of the Manager and the Trustees of the Fund, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the Adviser's research. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as described in the Prospectus a factor in the selection of broker-dealers.

       The Board of Trustees of the Fund has authorized the Manager and the Advisers to enter into arrangements with brokers who execute brokerage transactions for the Portfolios whereby a portion of the commissions earned by such brokers will be shared with a broker-dealer affiliate of the Manager. The affiliated broker will act as an "introducing broker" in the transaction. Subject to the requirements of applicable law including seeking best price and execution of orders, commissions paid to executing brokers will not exceed ordinary and customary brokerage commissions.

       The Board of Trustees has determined that the Fund's brokerage commissions should be utilized for the Fund's benefit to the extent possible. After reviewing various alternatives, the Board concluded that commissions received by the broker-dealer affiliate of the Manager can be used to promote the distribution of the Fund's shares including payments to broker-dealers who sell the Contracts, the costs of training and educating such broker-dealers with respect to the Contracts and other bona-fide distribution costs payable to unaffiliated persons. Other than incidental costs related to establishing the broker-dealer affiliate as an "introducing broker", no portion of the commissions received by the broker-dealer affiliate of the Manager will be retained for its or any affiliate's benefit. On a quarterly basis, the Manager will report to the Board of Trustees the aggregate commissions received by its broker-dealer affiliate and the distribution expenses paid from such commissions. The Board of Trustees will periodically review the extent to which the foregoing arrangement reduces distribution expenses currently being incurred by the Manager or its affiliates on behalf of the Fund. The Board of Trustees may determine from time to time other appropriate uses for the Fund from the commissions it pays to executing brokers.


       The Manager will not implement this program until any required exemptive or no-action relief is obtained from the Securities and Exchange Commission.

       An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

       The Adviser to the Value Equity and Opportunity Value Portfolios may execute brokerage transactions through Oppenheimer & Co. Inc. ("Opco"), an affiliated broker-dealer of the Adviser, acting as agent in accordance with procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to Opco acting as principal for its own account.

       The Adviser to the T. Rowe Price International Stock, T. Rowe Price Equity Income annddanndd T. Rowe Price Growth Stock Portfolios may execute portfolio transactions through certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited, persons indirectly related to the Adviser, acting as agent in accordance with procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.


       The Adviser to the Enhanced Index Portfolio may execute portfolio transactions through certain of its affiliated brokers, acting as agent in accordance with the procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to such affiliate acting as principal for its own account.


       For the year ended December 31, 1994, the TCW Money Market Portfolio did not pay any brokerage commissions, while the TCW Managed Asset Allocation Portfolio and T. Rowe Price International Stock Portfolio paid $175,548 and $554,048, respectively, in brokerage commissions. For the year ended December 31, 1994, the Value Equity Portfolio and Dreyfus Small Cap Value Portfolio paid $58,472 and $100,262, respectively, in brokerage commissions, of which $32,796 (78.29%) with respect to the Value Equity Portfolio and $58,028 (72.78%) with respect to the Dreyfus Small Cap Value Portfolio was paid to Opco. For the fiscal period ended December 31, 1994, the Dreyfus U.S. Government Securities Portfolio paid no brokerage commissions. For the year ended December 31, 1995, the TCW Money Market Portfolio and the Dreyfus U.S. Government Securities Portfolio did not pay any brokerage commissions, while the TCW Managed Asset Allocation Portfolio paid $187,103 in brokerage commissions. For the year ended December 31, 1995, the T. Rowe Price International Stock Portfolio, the Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $395,753, $57,800, and $101,885, respectively, in brokerage commissions of which $33,338 (8.42%), $15,101 (3.82%) and $673
  (.17%) with respect to the T. Rowe Price International Stock Portfolio was paid to Robert Fleming Holdings Limited and Jardine Fleming Group Limited, Ord Minnett and OpCo, respectively, $29,271 (50.64%) with respect to the Value Equity Portfolio and $36,216 (35.55%) with respect to the Dreyfus Small Cap Value Portfolio was paid to OpCo. For the fiscal period ended December 31, 1995, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $18,059 and $39,447, respectively in brokerage commissions of which $10 (0.06%) with respect to the T. Rowe Price Equity Income Portfolio was paid to OpCo and $536 (1.36%), $507 (1.29%) and $23 (0.06%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Boston Safe Deposit and Trust Company, Jardine Fleming Group Limited and OpCo, respectively. For the year ended December 31, 1996, the Dreyfus U.S. Government Securities Portfolio did not pay any brokerage commissions, while the TCW Money Market Portfolio and the TCW Managed Asset Allocation Portfolio paid $2,724 and $93,009 in brokerage commissions, respectively. For the year ended December 31, 1996, the T. Rowe Price International Stock Portfolio, the Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $136,536, $90,589, and $398,554, respectively, in brokerage commissions of which $4,462 (3.27%), $2,908 (2.13%) and $906 (.66%) with respect to the T.
  Rowe Price International Stock Portfolio was paid to Robert Fleming Holdings Limited and Jardine Fleming Group Limited, Ord Minnett and OpCo, respectively, $35,624 (39.32%) with respect to the Value Equity Portfolio and $34,511 (8.66%) with respect to the Dreyfus Small Cap Value Portfolio was paid to OpCo. For the fiscal year ended December 31, 1996, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $55,261 and $69,409, respectively in brokerage commissions of which $120 (.22%) with respect to the T. Rowe Price Equity Income Portfolio was paid to OpCo and $3,037 (4.38%) and $63 (.09%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Robert Flemings Holdings Limited and OpCo, respectively. For the fiscal period ended December 31, 1996, the Opportunity Value Portfolio paid $291 in brokerage commiss



                      MANAGEMENT OF THE FUND

  Trustees and Officers

    The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625.

                                             Principal
                                Position(s)  Occupation(s)
                                Held with    During Past
   Name, Age and Address        Registrant   5 Years

   James R. McInnis (49)        President    President of Endeavor
                                             Group (broker-dealer)
                                             since June, 1991;
                                             President of McGuinness &
                                             Associates (insurance
                                             marketing) from March,
                                             1983 to June, 1991.



   *Vincent J. McGuinness (62)  Trustee      Chairman, Chief Executive
                                             Officer and Director of
                                             McGuinness & Associates,
                                             Endeavor Group, VJM
                                             Corporation (oil and gas),
                                             McGuinness Group
                                             (insurance marketing) and
                                             until January, 1994 Swift
                                             Energy Marketing Company
                                             and since September, 1988
                                             Endeavor Management Co.;
                                             President of VJM
                                             Corporation, Endeavor
                                             Management Co. and, since
                                             February, 1996, McGuinness
                                             & Associates.



   Timothy A. Devine (62)       Trustee      Prior to September, 1993,
   1424 Dolphin Terrace                      President and Chief
   Corona del Mar, California                Executive Officer, Devine
   92625                                     Properties, Inc.  Since
                                             September, 1993, Vice
                                             President, Plant Control,
                                             Inc. (landscape
                                             contracting and
                                             maintenance).

                                             Principal
                                Position(s)  Occupation(s)
                                Held with    During Past
   Name, Age and Address        Registrant   5 Years


   Thomas J. Hawekotte (62)     Trustee      President, Thomas J.
   1200 Lake Shore Drive                     Hawekotte, P.C. (law
   Chicago, Illinois 60610                   practice).



   Steven L. Klosterman (45)    Trustee      Since July, 1995,
   462 Stevens Avenue                        President of Klosterman
   Suite 206                                 Capital Corporation
   Solana Beach, California                  (investment adviser);
   92075                                     Investment Counselor,
                                             Robert J. Metcalf &
                                             Associates, Inc.
                                             (investment adviser) from
                                             August, 1990 to June,
                                             1995.


   *Halbert D. Lindquist (51)   Trustee      President, Lindquist
   1650 E. Fort Lowell Road                  Enterprises, Inc.
   Tucson, Arizona 85719-2324                (financial services) and
                                             since December, 1987
                                             Tucson Asset Management,
                                             Inc. (financial services),
                                             and since November, 1987,
                                             Presidio Government
                                             Securities, Incorporated
                                             (broker-dealer).



   R. Daniel Olmstead, Jr. (66) Trustee      Rancher since December,
   2885 N. River Road                        1989.
   St. Anthony, Idaho 83445


   Norman Ridley (51)           Vice         Since 1985, Senior Vice
   865 S. Figueroa Street       President    President, TCW Asset
   Suite 1800                                Management Company and
   Los Angeles, California                   Trust Company of the West.
   90017

                                             Principal
                                Position(s)  Occupation(s)
                                Held with    During Past
   Name, Age and Address        Registrant   5 Years


   Ronald E. Robison (58)       Vice         Since November, 1987,
   865 S. Figueroa Street       President    Managing Director and
   Suite 1800                                Chief Operating Officer,
   Los Angeles, California                   TCW Funds Management Inc.;
   90017                                     since March, 1990,
                                             Managing Director, Trust
                                             Company of the West and
                                             TCW Asset Management
                                             Company.


   James M. Goldberg (51)       Vice         Since June, 1984, Managing
   865 S. Figueroa Street       President    Director, TCW Asset
   Suite 1800                                Management Company and
   Los Angeles, California                   Trust Company of the West
   90017                                     and since January, 1987
                                             Managing Director, TCW
                                             Funds Management, Inc.


   Eileen Rominger (42)         Vice         Since May, 1994, Managing
   One World Financial Center   President    Director, Oppenheimer
   New York, New York 10281                  Capital, prior thereto
                                             Senior Vice President,  Oppenheimer
                                             Capital;     Portfolio     Manager,
                                             Oppenheimer Quest Value Fund, Inc.,
                                             OCC Accumulation Trust,  Enterprise
                                             Accumulation  Trust and Penn Series
                                             Fund,      open-end      investment
                                             companies.

                                             Principal
                                Position(s)  Occupation(s)
                                Held with    During Past
   Name, Age and Address        Registrant   5 Years


   **Vincent J. McGuinness, Jr. Chief        Since September, 1996,
   (32)                         Financial    Chief Financial Officer
                                Officer      and since May, 1996,
                                (Treasurer)  Director of Endeavor
                                             Management Co.; since August, 1996,
                                             Chief  Financial   officer  of  VJM
                                             Corporation;   since   May,   1996,
                                             Executive    Vice   President   and
                                             Director of Sales, Western Division
                                             of Endeavor Group;  Chief Financial
                                             Officer of McGuinness & Associates;
                                             since  March,  1996,   Director  of
                                             McGuinness  Group.  From July, 1993
                                             to  August,   1995  Rocky  Mountain
                                             Regional   Marketing  Director  for
                                             Endeavor   Group.    MBA   graduate
                                             student  from  September,  1991  to
                                             May, 1993.

                                             Principal
                                Position(s)  Occupation(s)
                                Held with    During Past
   Name, Age and Address        Registrant   5 Years

   Pamela A. Shelton (48)       Secretary    Since October, 1993,
                                             Executive Secretary to
                                             Chairman of the Board and
                                             Chief Executive Officer
                                             of, and since April, 1996,
                                             Secretary of McGuinness &
                                             Associates, Endeavor
                                             Group, VJM Corporation,
                                             McGuinness Group and
                                             Endeavor Management Co.;
                                             from July, 1992 to
                                             October, 1993,
                                             Administrative Secretary,
                                             Mayor and City Council,
                                             City of Laguna Niguel,
                                             California; and from
                                             November, 1986 to July,
                                             1992, Executive Secretary
                                             to Chairman of the Board
                                             and Chief Executive
                                             Officer of, and from
                                             October, 1990 to July,
                                             1992, Secretary of
                                             McGuinness & Associates,
                                             Endeavor Group, VJM
                                             Corporation, McGuinness
                                             Group, Endeavor Management
                                             Co. and Swift Energy
                                             Marketing Company.


  * An "interested person" of th FFund s  defined in the 1940
  Act.
  ** Vincent J. McGuinness, Jr. is the son of Vincent J.
  McGuinness.

       No remuneration will be paid by the Fund to any Trustee or officer of the Fund who is affiliated with the Manager or the Advisers. Each Trustee who is not an affiliated person of the Fund will be reimbursed for out-of-pocket expenses and receives an annual fee of $2,500 and $500 for attendance at each regularly scheduled Trustees' meeting. Set forth below for each of the Trustees of the Fund is the aggregate compensation paid to such Trustees for the fiscal year ended December 31, 1996.

                        COMPENSATION TABLE


                                               Total
                                               Compensation
                                               From Fund
                            Aggregate          and Fund
  Name of                   Compensation       Complex
  Person                    From Fund          Paid to Trustees

  Vincent J. McGuinness     $   -              $   -
  Timothy A. Devine           4,500              4,500
  Thomas J. Hawekotte         4,500              4,500
  Steven L. Klosterman        4,500              4,500
  Halbert D. Lindquist        4,000              4,000
  R. Daniel Olmstead          4,500              4,500


       The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

       As of the date of this Statement of Additional Information, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

  The Manager


       The Management Agreement between the Fund and the Manager with respect to the TCW Money Market, TCW Managed Asset Allocation and T. Rowe Price International Stock Portfolios was approved by the Trustees of the Fund
  (including all of the Trustees who are not "interested persons" of the Manager) on July 20, 1992, and by the shareholders of the Fund on November 23, 1992. With respect to the Value Equity and Dreyfus Small Cap Value Portfolios, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on April 19, 1993 and by PFL Life Insurance Company, the sole shareholder of the Value Equity and Dreyfus Small Cap Value Portfolios, on April 19, 1993. With respect to the Dreyfus U.S. Government Securities Portfolio, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on January 24, 1994 and by PFL Life Insurance Company, the sole shareholder of the Dreyfus U.S. Government Securities Portfolio, on March 7, 1994. With respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on October 24, 1994 and by PFL Life Insurance Company, the sole shareholder of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, on November 1, 1994. With respect to the Opportunity Value and Enhanced Index Portfolios, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on August 13, 1996 and by PFL Life Insurance Company, the sole shareholder of the Opportunity Value and Enhanced Index Portfolios, on August 26, 1996. See "Organization and Capitalization of the Fund." The Management Agreement will continue in force for two years from its date, November 23, 1992 with respect to the TCW Money Market, TCW Managed Asset Allocation and T. Rowe Price International Stock Portfolios, April 19, 1993 with respect to the Value Equity and Dreyfus Small Cap Value Portfolios, March 25, 1994 with respect to the Dreyfus U.S. Government Securities Portfolio, December 28, 1994 with respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, August 26, 1996 with respect to the Opportunity Value and Enhanced Index Portfolios and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually
  (i) by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Fund, or upon such shorter notice as may be mutually agreed upon. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of "Endeavor" may be withdrawn.

  The Advisers

       The Investment Advisory Agreements between the Manager and TCW Funds Management, Inc. were approved by the Trustees of the Fund (including all the Trustees who are not "interested persons" of the Manager or of the Adviser) on July 20, 1992, and by the shareholders of the Fund on November 23, 1992. The Investment Advisory Agreements between the Manager and OpCap Advisors (formerly known as Quest for Value Advisors) were approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on April 19, 1993 with respect to the Value Equity Portfolio and August 13, 1996 with respect to the Opportunity Value Portfolio and by PFL Life Insurance Company as sole shareholder of the Value Equity and Opportunity Value Portfolios on April 19, 1993 and August 26, 1996, respectively. The Investment Advisory Agreement between the Manager and The Boston Company Asset Management, Inc. was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on January 24, 1994 and by PFL Life Insurance Company as sole shareholder of the Dreyfus U.S. Government Securities Portfolio on March 7, 1994. The Investment Advisory Agreement was transferred to The Dreyfus Corporation effective May 1, 1996. The Investment Advisory Agreements between the Manager and T. Rowe Price Associates, Inc. were approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on October 24, 1994 and by PFL Life Insurance Company as sole shareholder of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios on November 1, 1994. The Investment Advisory Agreement between the Manager and J.P. Morgan Investment Management Inc. was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 13, 1996 and by PFL Life Insurance Company as sole shareholder of the Enhanced Index Portfolio on August 26, 1996. Effective January 1, 1995, Price-Fleming became the Adviser of the T. Rowe Price International Stock Portfolio. The Investment Advisory Agreement with Price-Fleming for the T. Rowe Price International Stock Portfolio was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on December 19, 1994 and by shareholders of the Portfolio on March 24, 19995. Effective September 16, 1996, The Dreyfus Corporation becammee the Adviser of the Dreyfus Small CCap Value Portfolio. The Investment Advisory Agreement with The Dreyfus Corporation was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 13, 1996 and by the shareholders of the Portfolio on October 29, 1996. See "Organization and Capitalization of the Fund."


       Each agreement will continue in force for two years from its date, November 23, 1992 with respect to the TCW Money Market and TCW Managed Asset Allocation Portfolios, April 19, 1993 with respect to the Value Equity
  Portfolio,  March  25,  1994  with  respect  to the  Dreyfus  U.S.  Government
  Securities Portfolio, December 28, 1994 with respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, January 1, 1995 with respect to the T. Rowe Price International Stock Portfolio, September 16, 1996 with respect to the Dreyfus Small Cap Value Portfolio, November 4, 1996 with respect to the Opportunity Value Portfolio and April 30, 1997 with respect to the Enhanced Index Portfolio, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio on not less than 60 days' (90 days' with respect to the Enhanced Index Portfolio) prior written notice to the Adviser or by the Adviser on not less than 150 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.


       The following table shows the fees paid by each of the Portfolios and any fee waivers or reimbursements during the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996.



                                              1996
                             Investment    Investment
                             Management    Management     Other
                             Fee           Fee            Expenses
                             Paid          Waived       Reimbursed
  TCW Money Market
    Portfolio.......         $   165,212   $ --            --
  TCW Managed Asset
    Allocation
    Portfolio.......           4,639,338    --             --
  T. Rowe Price
    International
    Stock Portfolio.           1,015,179    --             --
  Value Equity
    Portfolio.......             768,579    --             --
  Dreyfus Small
    Cap Value
    Portfolio.......             535,895    --             --
  Dreyfus U.S.
    Government
    Securities
    Portfolio.......             122,058    --             --
   T. Rowe Price
    Equity Income
    Portfolio.......             369,356    --             --
  T. Rowe Price
    Growth Stock
    Portfolio.......             313,356    --             --
  Opportunity Value
    Portfolio*......                 197    --            2,802



                                               1995**

                             Investment    Investment
                             Management    Management     Other
                             Fee           Fee            Expenses
                             Paid          Waived         Reimbursed
  TCW Money Market
    Portfolio.......         $  117,465    $  ---         ---
  TCW Managed Asset
    Allocation
    Portfolio.......          1,388,652    ---            ---
  T. Rowe Price

    International
    Stock Portfolio.            759,830    ---            ---
  Value Equity
    Portfolio.......            395,205    ---            ---
  Dreyfus Small Cap
    Value Portfolio.            339,672    ---            ---
  Dreyfus U.S.
    Government    Securities
    Portfolio.......             42,531    ---            ---
  T. Rowe Price
    Equity Income
    Portfolio.......             70,664    ---            ---
  T. Rowe Price
    Growth Stock
    Portfolio.......             75,681    ---            ---



                                               1994

                             Investment
                             Management    Investment     Other
                             Fee           Management     Expenses
                             Paid          Fee Waived   Reimbursed
  TCW Money Market
    Portfolio........$  111,100            $---           $  ---

  TCW Managed Asset
    Allocation
    Portfolio.......         1,151,688     ---            ---

  T. Rowe Price
    International
    Stock Portfolio.           696,732     ---            ---

  Value Equity
    Portfolio.......   191,316             ---            ---

  Dreyfus Small
    Cap Value
    Portfolio.......           214,198     ---            ---

  Dreyfus U.S.
    Government
    Securities
    Portfolio***....             8,087     8,087          4,955

  ---------------

  * The information presented with respect to the Opportunity Value Portfolio is for the period November 15, 1996 (commencement of operations) ended December 31, 1996.

  ** The information presented for the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios is for the period January 3, 1995 (commencement of operations) ended December 31, 1995.

  *** The information presented with respect to the Dreyfus U.S. Government Securities Portfolio is for the period May 13, 1994 (commencement of operations) ended December 31, 1994.

                    ---------------------------

       Each Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

                       REDEMPTION OF SHARES

       The Fund may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
  (1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

       The  value  of the  shares  on  redemption  may be more or less  than the
  shareholder's  cost,   depending  upon  the  market  value  of  the  portfolio
  securities at the time of redemption.

                          NET ASSET VALUE

       The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York City time), Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays:
  New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

       In the case of any  securities  which are not actively  traded,  reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

       If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

       Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

       The TCW Money Market Portfolio's investment policies and method of securities valuation are intended to permit the Portfolio generally to maintain a constant net asset value of $1.00 per share by computing the net asset value per share to the nearest $.01 per share. The Portfolio is permitted to use the amortized cost method of valuation for its portfolio securities pursuant to regulations of the Securities and Exchange Commission. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share would be subject to fluctuation upon any significant changes in the value of the Portfolio's securities. The value of debt securities, such as those in the Portfolio, usually reflects yields generally available on securities of similar yield, quality and duration. When such yields decline, the value of a portfolio holding such securities can be expected to decline. Although the Portfolio seeks to maintain the net asset value per share of the Portfolio at $1.00, there can be no assurance that net asset value will not vary.

       The Trustees of the Fund have undertaken to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one half of one percent, the Trustees are required to promptly consider what action, if any, should be initiated.

       With respect to the Portfolios other than the TCW Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York
  Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

                               TAXES

  Federal Income Taxes

       Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

       In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (2) derive less than 30% of its gross income in each taxable year from the sale or other disposition of stocks or securities held less than three months (the Portfolio's transactions in future transactions, straddles and options may be restricted in order to comply with this requirement); and
  (3) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

       As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

       The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

       The Fund intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Fund and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts and the general account of PFL Life Insurance Company which provided the initial capital for the Portfolios of the Fund. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

       Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Fund. These requirements, which are in addition to the diversification requirements applicable to the Fund under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

       The Fund may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Fund, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

            ORGANIZATION AND CAPITALIZATION OF THE FUND

       The Fund is a Massachusetts business trust organized on November 18, 1988. A copy of the Fund's Agreement and Declaration of Trust, as amended, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

       The Trustees of the Fund have authority to issue an unlimited number of shares of beneficial interest without par value of one or more series. Currently, the Trustees have established and designated ten series. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Fund, which is separately managed and has its own investment objective and policies. The Trustees of the Fund have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Fund. The shares have no preemptive, conversion or subscription rights and are fully transferable.

       The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Fund's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Fund not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

       Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Fund to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Fund may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund, and holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Fund forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

       PFL will vote sares of the Fund as described under the caption "Voting Rightss" in the prospectus or other material for the Contracts which accompanies the Prospectus.




       As of January 31, 1997, the PFL Endeavor Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 75% of the TCW Money Market Portfolio; 95% of the TCW Managed Asset Allocation Portfolio; 90% of the T. Rowe Price International Stock Portfolio; 86% of the Value Equity Portfolio; 89% of the Dreyfus Small Cap Value Portfolio; 81% of the Dreyfus U.S. Government Securities Portfolio; 83% of the T. Rowe Price Equity Income Portfolio; 81% of the T. Rowe Price Growth Stock Portfolio; and 62% of the Opportunity Value Portfolio. As of January 31, 1997, the PFL Endeavor Platinum Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio:
  23% of the TCW Money Market Portfolio; 4% of the TCW Managed Asset Allocation Portfolio; 8% of the T. Rowe Price International Stock Portfolio; 12% of the Value Equity Portfolio; 9% of the Dreyfus Small Cap Value Portfolio; 16% of the Dreyfus U.S. Government Securities Portfolio; 24% of the T. Rowe Price Equity Income Portfolio; 16% of the T. Rowe Price Growth Stock Portfolio; and 17% of the Opportunity Value Portfolio. As of January 31, 1997, the AUSA Endeavor Variable Annuity Account
   owned of record the following approximate percentages of the outstanding shares of each Portfolio: 2% of the TCW Money Market Portfolio; 1% of the TCW Managed Asset Allocation Portfolio; 2% of the T. Rowe Price International Stock Portfolio; 2% of the Value Equity Portfolio; 2% of the Dreyfus Small Cap Value Portfolio; 3% of the Dreyfus U.S. Government Securities Portfolio; 3% of the T. Rowe Price Equity Income Portfolio; 3% of the T. Rowe Price Growth Stock Portfolio; and 21% of the Opportunity Value Portfolio.

       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts and obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholders held personally liable for obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

                           LEGAL MATTERS

       Certain legal matters are passed on for the Fund by Sullivan & Worcester LLP of Washington, D.C.


                             CUSTODIAN
       Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108, serves as the custodian of the Fund. Under the Custody Agreement, Boston Safe holds the Portfolios' securities and keeps all necessary records and documents.

                       FINANCIAL STATEMENTS

                  [To be completed by amendment]

                             APPENDIX
                        SECURITIES RATINGS
  Standard & Poor's Bond Ratings
       A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Moody's Bond Ratings

       Bonds rated "Aaa" by Moody's are judged to be of the best quality and to carry the smallest degree of investment risk. Bonds rated "Aa" are judged to be of high quality by all standards. Bonds rated "A" possess many favorable investment attributes and are to be considered as higher medium grade obligations. Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well. Bonds are rated "Ba", "B", "Caa", "Ca", "C" when protection of interest and principal payments is questionable. A "Ba" rating indicates some speculative elements while "Ca" represents a high degree of speculation and "C" represents the lowest rated class of bonds. "Caa", "Ca" and "C" bonds may be in default. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" to "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks at the lower end of its generic rating category.

  Standard & Poor's Commercial Paper Ratings

       "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

  Moody's Commercial Paper Ratings

       "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

  IBCA Limited/IBCA Inc. Commercial Paper Ratings. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc., are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.


  Fitch Investors Service LLP. Commercial Paper Ratings. Fitch Investors Service LLP employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

  Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

  Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

       Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

  This Part C, Item 24 (b) is to be used in future Edgar filings when incorporating exhibits by reference. These exhibits have already been filed electronically with SEC.

                       ENDEAVOR SERIES TRUST

                              PART C

                         Other Information

  Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

                 (a)  Financial Statements:

                      Included in Part A:


                           Financial Highlights for the TCW
                           Money Market Portfolio, TCW Managed
                           Asset Allocation Portfolio, Value
                           Equity Portfolio, Value Small Cap
                           Portfolio, Dreyfus U.S. Government
                           Securities Portfolio, T. Rowe Price
                           International Stock Portfolio, T.
                           Rowe Price Equity Income Portfolio,
                           T. Rowe Price Growth Stock Portfolio
                           and Opportunity Value Portfolio for
                           the period ended December 31, 1996.

                      Included in Part B:


                            To be filed by amendment.

                      Included in Part C:


                           Consent of Independent Auditors will be filed by amendment.

                 (b)  Exhibits:

                      All references are to the Registrant's registration statement on Form N-1A as filed with the SEC on March 7, 1989, File Nos. 33-27352 and 811-5780 (the "Registration Statement").

                  Exhibit No.    Description of Exhibits

                  (1)(a)         Agreement and Declaration of
                                 Trust is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14 to the
                                 Registration Statement as filed
                                 with the SEC on April 29, 1996
                                 ("Post-Effective Amendment No.
                                 14").

                  (1)(b)         Amendment No. 1 to Agreement
                                 and Declaration of Trust is
                                 incorporated by reference to

                                 Post-Effective Amendment No.
                                 14.

                  (1)(c)         Amendment No. 2 to Agreement
                                 and Declaration of Trust is
                                 incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.

                  (1)(d)         Amendment No. 3 to Agreement
                                 and Declaration of Trust is
                                 incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.

                  (1)(e)         Amendment No. 4 to Agreement
                                 and Declaration of Trust is
                                 incorporated by reference to
                                 Post-Effective Amendment No. 14

                  (1)(f)         Amendment No. 5 to Agreement
                                 and Declaration of Trust is
                                 incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.

                  (1)(g)         Amendment No. 6 to Agreement
                                 and Declaration of Trust is
                                 incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.


                  (1)(h)         Amendment No. 7 to Agreement
                                 and Declaration of Trust is
                                 incorporated by reference to
                                 Post-Effective Amendment No.
                                 15.

                  (2)            Amended and Restated By-Laws
                                 are incorporated by reference
                                 to Post-Effective Amendment No.
                                 14.

                  (3)            Not Applicable.

                  (4)(a) Specimen certificate for shares of beneficial interest of the
                                 Domestic Money Market Portfolio
                                 (now known as TCW Money Market
                                 Portfolio) is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (4)(b)         Deleted

                  (4)(c) Specimen certificate for shares of beneficial interest of the Domestic Managed Asset Allocation Portfolio (now known as TCW Managed Asset Allocation

                                 Portfolio) is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (4)(d)         Deleted

                  (4)(e) Specimen certificate for shares of beneficial interest of the
                                 Global Growth Portfolio (now
                                 known as T. Rowe Price
                                 International Stock Portfolio)
                                 is incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.

                  (4)(f) Specimen certificate for shares of beneficial interest of the Quest for Value Equity Portfolio (now known as Value Equity Portfolio) is incorporated by reference to Post-Effective Amendment No.
                                 14.

                  (4)(g) Specimen certificate for shares of beneficial interest of the Quest for Value Small Cap
                                 Portfolio (now known as Value Small Cap Portfolio) is incorporated by reference to Post-Effective Amendment No.
                                 14.

                  (4)(h) Specimen certificate for shares of beneficial interest of the
                                 U.S. Government Securities
                                 Portfolio (now known as Dreyfus
                                 U.S. Government Securities
                                 Portfolio) is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (4)(i) Specimen certificate for shares of beneficial interest of the
                                 T. Rowe Price Equity Income
                                 Portfolio is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (4)(j) Specimen certificate for shares of beneficial interest of the
                                 T. Rowe Price Growth Stock
                                 Portfolio is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.


                  (4)(k) Specimen certificate for shares of beneficial interest of the Opportunity Value Portfolio is incorporated by reference to Post-Effective Amendment No.
                                 15.


                  (4)(l) Specimen certificate for shares of beneficial interest of the Enhanced Index Portfolio is incorporated by reference to Post-Effective Amendment No.
                                 15.

                  (5)(a) Management Agreement dated November 23, 1992 between Registrant and Endeavor Investment Advisers is incorporated by reference to Post-Effective Amendment No.
                                 14.

                  (5)(a)(1) Supplement dated April 29, 1993 to Management Agreement between Registrant and Endeavor
                                 Investment Advisers with respect to Quest for Value Equity Portfolio and Quest for Value Small Cap Portfolio is incorporated by reference to Post-Effective Amendment No.
                                 14.

                  (5)(a)(2) Supplement dated March 25, 1994 to Management Agreement between Registrant and Endeavor Investment Advisers with respect to U.S. Government Securities Portfolio is incorporated by reference to Post-Effective Amendment No. 14.

                  (5)(a)(3)      Supplement dated December 28,
                                 1994 to Management Agreement
                                 between Registrant and Endeavor
                                 Investment Advisers with
                                 respect to the T. Rowe Price
                                 Equity Income Portfolio and T.
                                 Rowe Price Growth Stock
                                 Portfolio is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (5)(a)(4) Supplement to Management Agreement between Registrant and Endeavor Investment Advisers with respect to Opportunity Value Portfolio and Enhanced Index Portfolio is filed herein.

                  (5)(b)         Investment Advisory Agreement
                                 between TCW Funds Management,

                                 Inc. and Endeavor Investment
                                 Advisers with respect to the
                                 Money Market Portfolio and
                                 Managed Asset Allocation
                                 Portfolio is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (5)(c)         Deleted

                  (5)(d)         Deleted

                  (5)(e)         Deleted

                  (5)(f) Investment Advisory Agreement between Quest for Value Advisors and Endeavor Investment Advisers with respect to Quest for Value Equity Portfolio is incorporated by reference to Post-Effective Amendment No.
                                 14.

                  (5)(g)         Investment Advisory Agreement
                                 between The Boston Company
                                 Asset Management, Inc. and
                                 Endeavor Investment Advisers
                                 with respect to the U.S.
                                 Government Securities Portfolio
                                 is incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.

                  (5)(g)(1) Transfer and Assumption of Investment Advisory Agreement among The Boston Company Asset Management, Inc., The Dreyfus Corporation, Endeavor Investment Advisers and Registrant
                                 with respect to the Dreyfus U.S. Government Securities Portfolio is incorporated by reference to Post-Effective Amendment No.
                                 14.

                  (5)(h)         Investment Advisory Agreement
                                 between T. Rowe Price
                                 Associates, Inc. and Endeavor
                                 Investment Advisers with
                                 respect to the T. Rowe Price
                                 Equity Income Portfolio is
                                 incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.

                  (5)(i)         Investment Advisory Agreement
                                 between T. Rowe Price
                                 Associates, Inc. and Endeavor

                                 Investment Advisers with respect to the T. Rowe Price Growth Stock Portfolio is incorporated by reference to Post-Effective Amendment No.
                                 14.

                  (5)(j)         Investment Advisory Agreement
                                 between Rowe Price-Fleming,
                                 International, Inc. and
                                 Endeavor Investment Advisers
                                 with respect to the Global
                                 Growth Portfolio is
                                 incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.


                  (5)(k) Investment Advisory Agreement between The Dreyfus Corporation and Endeavor Investment Advisers with respect to the Dreyfus Small Cap Value Portfolio is filed herein.


                  (5)(l)         Investment Advisory Agreement
                                 between OpCap Advisors and
                                 Endeavor Investment Advisers
                                 with respect to the Opportunity
                                 Value Portfolio is filed
                                     herein.


                  (5)(m)         Form of Investment Advisory
                                 Agreement between J.P. Morgan
                                 Investment Management Inc. and
                                 Endeavor Investment Advisers
                                 with respect to the Enhanced
                                 Index Portfolio is incorporated
                                 by reference to Post-Effective
                                 Amendment No. 15.

                  (6) Participation Agreement between Registrant, Endeavor Management
                                 Co. and PFL Life Insurance
                                 Company is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (7)            Not Applicable.

                  (8)(a)         Custody Agreement between
                                 Registrant and Boston Safe
                                 Deposit and Trust Company is
                                 incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.

                  (8)(b) Supplement dated April 19, 1993 to Custody Agreement between
                                 Registrant and Boston Safe
                                 Deposit and Trust Company with
                                 respect to the Quest for Value
                                 Equity Portfolio and Quest for
                                 Value Small Cap Portfolio is
                                 incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.

                  (8)(c)         Supplement dated December 30,
                                 1994 to Custody Agreement
                                 between Registrant and Boston
                                 Safe Deposit and Trust Company
                                 with respect to the T. Rowe
                                 Price Equity Income Portfolio
                                 and T. Rowe Price Growth Stock
                                 Portfolio is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (8)(d) Supplement dated March 25, 1994 to Custody Agreement between Registrant and Boston Safe Deposit and Trust Company with respect to the U.S. Government Securities Portfolio is incorporated by reference to Post-Effective Amendment No.
                                 14.


                  (8)(e) Supplement to Custody Agreement between Registrant and Boston
                                 Safe Deposit and Trust Company
                                 with respect to the Opportunity
                                 Value Portfolio and Enhanced
                                 Index Portfolio is filed
                                     herein.

                  (9)(a)         Transfer Agency and Registrar
                                 Agreement between Registrant
                                 and The Shareholder Services
                                 Group, Inc. (currently known as
                                 First Data Investor Services
                                 Group, Inc.) is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (9)(b)         License Agreement between
                                 Endeavor Management Co. and
                                 Registrant is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (9)(b)(1) Amendment to License Agreement between Endeavor Management Co. and Registrant is incorporated by reference to Post-Effective Amendment No. 14.

                  (9)(c)         Administration Agreement
                                 between Endeavor Management Co.
                                 and The Boston Company

                                 Advisors, Inc. is incorporated
                                 by reference to Post-Effective
                                 Amendment No. 14.

                  (9)(c)(1) Supplement dated April 19, 1993 to Administration Agreement between Endeavor Investment Advisers and The Boston Company Advisors, Inc., with respect to the Quest for Value Equity Portfolio and Quest for Value Small Cap Portfolio is incorporated by reference to Post-Effective Amendment No.
                                 14.

                  (9)(c)(2)      Consent to Assignment of
                                 Administration Agreement dated
                                 May 4, 1994 between Endeavor
                                 Investment Advisers and The
                                 Boston Company Advisors, Inc.
                                 to The Shareholder Services
                                 Group, Inc. is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.

                  (9)(c)(3)      Supplement dated October 24,
                                 1994 to Administration
                                 Agreement between Endeavor
                                 Investment Advisers and The
                                 Shareholder Services Group,
                                 Inc. (currently known as First
                                 Data Investor Services Group,
                                 Inc.) with respect to the T.
                                 Rowe Price Equity Income
                                 Portfolio and T. Rowe Price
                                 Growth Stock Portfolio is
                                 incorporated by reference to
                                 Post-Effective Amendment No.
                                 14.

                  (9)(c)(4) Supplement dated March 25, 1994 to Administration Agreement between Endeavor Investment
                                 Advisers and The Boston Company
                                 Advisors, inc. with respect to
                                 the U.S. Government Securities
                                 Portfolio is incorporated by
                                 reference to Post-Effective
                                 Amendment No. 14.


                  (9)(c)(5)      Supplement dated July 1, 1996
                                 to Administration Agreement
                                 between Endeavor Investment
                                 Advisors and First Data
                                 Investor Services Group, Inc.
                                 is filed herein.

                  (10)           Not Applicable.

                  (11)           Consent of Independent Auditors
                                 will be filed by amendment.

                  (12)           Not Applicable.

                  (13) Subscription Agreement between Registrant and PFL Life Insurance Company is incorporated by reference to Post-Effective Amendment No.
                                 14.

                  (14)           Not Applicable.

                  (15)           Not Applicable.

                  (16)           Not Applicable.


                  (17)           Financial Data Schedules are
                                 filed herein.

                  (18)           Not Applicable.


                  (19)           Powers of Attorney are
                                 incorporated by reference to
                                 Post-Effective Amendment No. 14
                                 and filed herein.


  Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
  REGISTRANT

       As of the effective date of this Post-Effective Amendment, PFL Life Insurance Company's separate accounts, PFL Endeavor Variable Annuity Account and PFL Endeavor Platinum Variable Annuity Account, and AUSA Life Insurance Company's separate account, AUSA Endeavor Variable Annuity Account, held all the outstanding shares of the Registrant. PFL Life Insurance Company, a stock life insurance company organized under the laws of the State of Iowa, and AUSA Life Insurance Company, a stock life insurance company organized under the laws of the State of New York, are each wholly-owned indirect subsidiaries of AEGON USA, Inc., an Iowa corporation. All of the stock of AEGON USA, Inc. is indirectly owned by AEGON n.v.
  of The Netherlands.

  Item 26.  NUMBER OF HOLDERS OF SECURITIES


       Set forth below are the number of record holders, as of January 31, 1996, of the shares of beneficial interest of the Registrant.

                                             Number of
                                             Record
            Title of Class                   Holders

  Shares of Beneficial Interest of the
    TCW Money Market Portfolio  .......        3

  Shares of Beneficial Interest of the
    TCW Managed Asset Allocation
    Portfolio ................                 3

  Shares of Beneficial Interest of the
    Value Equity Portfolio  .........          3

  Shares of Beneficial Interest of the
    Value Small Cap Portfolio ........         3

  Shares of Beneficial Interest of the
    Dreyfus U.S. Government Securities
    Portfolio ................                 3

  Shares of Beneficial Interest of the
    T. Rowe Price International Stock
    Portfolio ................                 3

  Shares of Beneficial Interest of the
    T. Rowe Price Equity Income Portfolio ..   3

  Shares of Beneficial Interest of the
    T. Rowe Price Growth Stock Portfolio  ..   3

  Shares of Beneficial Interest of the
    Opportunity Value Portfolio .......        3


  Shares of Beneficial Interest of the
    Enhanced Index Portfolio. . . . . . . ..   1


  Item 27.  INDEMNIFICATION

       Reference is made to the following documents:

            Agreement and Declaration of Trust, as amended, as filed as Exhibits 1(a) - 1(h) hereto;

            Amended and Restated By-Laws as filed as Exhibit 2 hereto; and

            Participation Agreement between Registrant, Endeavor
            Management Co. and PFL Life Insurance Company as filed as Exhibit 6 hereto.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       The Registrant, its Trustees and officers, Endeavor Investment Advisers (the "Manager"), and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and the Manager within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions suits or proceedings, and certain liabilities that might me imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

  Item 28.  (a)  Business and Other Connections of the
                 Investment Adviser

            Investment Adviser - Endeavor Investment Advisers

            The Manager is a registered investment adviser providing investment management and administrative services to the Registrant.

            The list required by this Item 28 of partners and their officers and directors of the Manager together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedule B and D of Form ADV filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC No.
  801-41827).

  Item 28.  (a)  Business and Other Connections of Investment
                 Adviser

            Investment Adviser - TCW Funds Management, Inc.

            TCW Funds Management, Inc. ("TCW") is a wholly owned subsidiary of The TCW Group, Inc. whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust investment management and investment advisory services.

            The list required by this Item 28 of officers and directors of TCW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by TCW pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-29075).

  Item 28   (a)  Business and Other Connections of Investment
                 Adviser

            Investment Adviser - OpCap Advisors

            OpCap  Advisors  ("OpCap")   (formerly  known  as  Quest  for  Value
  Advisors) is a subsidiary of Oppenheimer Capital, a registered investment adviser, which provides a variety of investment management services for clients. OpCap manages registered investment companies other than certain Portfolios of the Registrant.

            The list required by this Item 28 of the officers and directors of OpCap, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules D and F of Form ADV filed by OpCap pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-27180).

  Item 28   (a)  Business and Other Connections of Investment
                 Adviser

            Investment Adviser - The Dreyfus Corporation

            The Dreyfus Corporation ("Dreyfus") is a wholly owned subsidiary of Mellon Bank, N.A. Dreyfus is a registered investment adviser founded in 1947 providing a variety of investment management services for clients.

            The list required by this Item 28 of the officers and directors of Dreyfus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Dreyfus pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-8147).

  Item 28   (a)  Business and Other Connections of Investment
                 Adviser

            Investment Adviser - T. Rowe Price Associates, Inc.

            T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as investment manager to a variety of individual and institutional investors, including limited and real estate partnerships and other mutual funds.

            The list required by this Item 28 of officers and directors of T. Rowe Price together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by T. Rowe Price pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-856).

  Item 28   (a)  Business and Other Connections of Investment
                 Adviser

            Investment Adviser - Rowe Price-Fleming
            International, Inc.

            Rowe Price-Fleming International, Inc. ("Price- Fleming") is a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, South Africa and Taiwan.

            The list required by this Item 28 of officers and directors of Price-Fleming, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Price-Fleming pursuant to the Investment Advisers Act of 1940 (SEC file No.
  801-14714).

  Item 28   (a)  Business and Other Connections of Investment
                 Adviser

            Investment Adviser - J.P. Morgan Investment
            Management Inc.

            J.P. Morgan Investment Management Inc. ("Morgan") manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.

            The list required by this Item 28 of officers and directors of Morgan, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Morgan pursuant to the Investment Advisers Act of 1940 (SEC file No. 801-21011).

  Item 29   Principal Underwriter

            (a)  Inapplicable

            (b)  Inapplicable

  Item 30   Location of Accounts and Records

            The Registrant maintains the records required by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625 as well as at the offices of its investment advisers and administrator: TCW Funds Management, Inc., 865 S. Figueroa Street, Los Angeles, California 90071; OpCap Advisors, c/o Oppenheimer Capital, One World Financial Center, New York, New York 10281; The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166; T. Rowe Price Associates, Inc., 100 East

  Pratt Street, Baltimore, Maryland 21202; Rowe Price-Fleming International, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036 and First Data Investor Services Group, Inc. ("First Data") (formerly, The Shareholder Services Group, Inc.), located at 53 State Street, One Exchange Place, Boston, Massachusetts 02109. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of the Registrant's transfer agent and dividend disbursing agent, First Data and the Registrant's custodian, Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108.

  Item 31   Management Services

            None

  Item 32   Undertakings

            (a)  Inapplicable


            (b) The Registrant undertakes to file a post-effective amendment, using financial statments for its Enhanced Index Portfolio, which financial statements need not be certified, within four to six months from the commencement of operations of the Portfolio.

            (c) The Registrant  will furnish each person to whom a prospectus is
  delivered   with  a  copy  of  the   Registrant's   latest  annual  report  to
  shareholders, upon request and without charge.

                            SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant, ENDEAVOR SERIES TRUST, has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Corona del Mar, State of California on the 13th day of February, 1997.

                                ENDEAVOR SERIES TRUST
                                     Registrant


                                By: /s/James R. McInnis*
                                    James R. McInnis
                                    President


       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

  Signature                  Title                Date

  /s/James R. McInnis*       President      February 13, 1997
  James R. McInnis           (Principal
                             executive
                             officer)


  /s/Vincent J.
     McGuinness, Jr.*        Chief          February 13, 1997
  Vincent J. McGuinness,     Financial
    Jr.                      Officer
                             (Treasurer)
                             (principal
                             financial and
                             accounting
                             officer)



  /s/Vincent J. McGuinness*  Trustee        February 13, 1997
  Vincent J. McGuinness


  /s/Timothy A. Devine*      Trustee        February 13, 1997
  Timothy A. Devine



  /s/Thomas J. Hawekotte*    Trustee        February 13, 1997
  Thomas J. Hawekotte



  /s/Steven L. Klosterman*   Trustee        February 13, 1997
  Steven L. Klosterman

  /s/Halbert D. Lindquist*   Trustee        February 13, 1997
  Halbert D. Lindquist



  /s/R. Daniel Olmstead*     Trustee        February 13, 1997
  R. Daniel Olmstead





  * By: /s/Robert N. Hickey
       Robert N. Hickey
       Attorney-in-fact